LEAHI TAX-FREE INCOME TRUST



To our Shareholders:

     Please don't be intimidated by the mass of information accompanying this letter. It contains details of a planned reorganization that would combine Leahi Tax-Free Income Trust with First Hawaii Municipal Bond Fund. Our own Board of Trustees has carefully considered all aspects of the plan and approved it as being in the best interest of Leahi's shareholders.

     We are asking you to approve this tax-free reorganization in which shareholders of Leahi would become shareholders of First Hawaii and receive the number of shares of First Hawaii which have the same value as their shares of Leahi. As you will see, the two funds have always been quite similar in goals, policies, and investment restrictions, so it is little surprise that our investment results have also been comparable. The combined fund will have combined assets of over one hundred million dollars. This will make it the second largest tax-free fund in Hawaii.
It will remain no-load.

     This action was occasioned by the proposed sale of the assets of Leahi Management Company, Inc. to First Pacific Management Corporation of Honolulu.

     It is important that your shares be represented. Please act promptly to sign and return the card to vote in favor of the Plan. This is important whether or not you plan to attend the meeting, and does not prevent you from reconsidering your vote when you are there. For now though, please do sign and return the card.


                                         Very truly yours,

                                         \s\ Ron Kent
                                         Ron Kent, Chairman of the Board


Dated June 23, 1997







                      LEAHI INVESTMENT TRUST
                       Leahi Tax-Free Income Trust
                               Ward Plaza
                       210 Ward Avenue, Suite 129
                         Honolulu, Hawaii 96814


                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON JULY 30, 1997


To our Shareholders:

     Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Leahi Tax-Free Income Trust (the "Leahi Fund") a series of Leahi Investment Trust (the "Trust") will be held at 10:00 a.m., local time, on July 30, 1997, at the Ward Warehouse, 1350 Ala Moana Boulevard, Second Floor, Kakaako Conference Room, Honolulu, Hawaii 96814, for the following purposes:

     1. To approve an Agreement and Plan of Reorganization (the "Plan"), providing for the acquisition of all of the assets of Leahi Fund by the First Hawaii Municipal Bond Fund series ("First Hawaii") of First Pacific Mutual Fund, Inc. (the "Corporation") in exchange for shares of First Hawaii. The Plan also provides for distribution of such shares of First Hawaii to shareholders of Leahi Fund in liquidation and subsequent termination of Leahi Fund and the Trust. A vote in favor of the Plan is a vote in favor of the liquidation and termination of Leahi Fund and the Trust.

     2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     The Trustees of the Trust have fixed the close of business on June 20, 1997 as the record date for the determination of shareholders of Leahi
Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.


June 23, 1997                 By Order of the Board of Trustees


                              \s\  Ronald E. Kent
                              Ronald E. Kent
                              Chairman of the Board





                PROSPECTUS/PROXY STATEMENT DATED JUNE 23, 1997

                          Acquisition of Assets of

                          LEAHI TAX-FREE INCOME TRUST
                                 a series of
                            LEAHI INVESTMENT TRUST
                                 Ward Plaza
                          210 Ward Avenue, Suite 129
                            Honolulu, Hawaii 96814
                                (808) 522-7777

                       By and in Exchange for Shares of

                       FIRST HAWAII MUNICIPAL BOND FUND
                                a series of
                        FIRST PACIFIC MUTUAL FUND, INC.
                       2756 Woodlawn Drive, Suite 6-201
                            Honolulu, Hawaii 96822
                                (808) 988-8088


     Leahi Investment Trust (the "Trust") is an open-end, management investment company which currently offers one series of shares, the Leahi Tax-Free Income Trust (the "Leahi Fund"). The Leahi Fund is a non-diversified series, the objective of which is to provide investors with the maximum level of income exempt from federal and Hawaii income taxes, consistent with preservation of capital. The Fund seeks to achieve its objective of investing primarily in municipal securities which pay interest exempt from federal and Hawaii income taxes.

     First Pacific Mutual Fund, Inc. (the "Corporation") is an open-end, management investment company which currently offers three series of shares, one of which is the First Hawaii Municipal Bond Fund ("First Hawaii").
First Hawaii is a non-diversified series, the objective of which is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital. First Hawaii attempts to achieve its objective by investing primarily in a varied portfolio of investment grade municipal securities which pay interest exempt from federal and Hawaii income taxes.

     This Prospectus/Proxy Statement is being furnished to shareholders of Leahi Fund in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of Leahi
Fund for consideration at a Special Meeting of Shareholders to be held on July 30, 1997 at 10:00 a.m. at the Ward Warehouse, 1350 Ala Moana Boulevard,
Second Floor, Kakaako Conference Room, Honolulu, Hawaii 96814, and any adjournments thereof (the "Meeting"). The Plan provides for all of the assets of Leahi Fund to be acquired by First Hawaii in exchange for shares of First Hawaii (hereinafter referred to as the "Reorganization"). Following the Reorganization, shares of First Hawaii will be distributed to shareholders of Leahi Fund in liquidation of Leahi Fund and Leahi Fund and the Trust will be terminated. As a result of the proposed
Reorganization, shareholders of Leahi Fund will receive that number of full and fractional shares of First Hawaii having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Leahi Fund.

     The Prospectus/Proxy Statement sets forth concisely information about First Hawaii that shareholders of Leahi Fund should know before voting on the Reorganization. This Prospectus/Proxy Statement is accompanied by the Prospectus of First Hawaii dated February 1, 1997, which Prospectus is incorporated by reference herein. The Annual and Semi-Annual Reports of First Hawaii for the fiscal year ended September 30, 1996 and the semi-annual period ended March 31, 1997, respectively are incorporated herein by reference in their entirety. The Prospectus of Leahi Fund dated
February 1, 1997, the Annual Report to Shareholders of Leahi Fund for the fiscal year ended September 30, 1996 and the Semi-Annual Report to Shareholders of Leahi Fund for the six-month period ended March 31, 1997 and the Statement of Additional Information of First Hawaii, dated
February 1, 1997 have been filed with the Securities and Exchange Commission
(SEC), are incorporated herein by reference and are available without charge upon written request to Leahi Management, Inc., Ward Plaza, 210 Ward Avenue, Suite 129, Honolulu, Hawaii 96814 or by calling toll free 1-800-354-9641 (inter-island). The Statement of Additional Information of Leahi Fund dated February 1, 1997 is also available upon request and without charge by writing Leahi Management, Inc. at the aforementioned address and/or by calling the aforementioned telephone number.

     A Statement of Additional Information dated June 23, 1997, relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of First Hawaii dated September 30, 1996 and March 31, 1997 and the financial statements of Leahi Fund dated September 30, 1996 and March 31, 1997 has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing First Pacific Management Corporation, 2756 Woodlawn Drive, Suite 6-201, Honolulu, Hawaii 96822 or by calling toll free 1-800-354-9654 (inter-island).

     Included as Exhibit A of this Prospectus/Proxy Statement is a copy of the Plan.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                             TABLE OF CONTENTS

                                                                       Page

COMPARISON OF FEES AND EXPENSES. . . . . . . . . . . . . . . . . . . .  1

SYNOPSIS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . 4
     Proposed Plan of Reorganization . . . . . . . . . . . . . . . .  . 4
     Tax Consequences. . . . . . . . . . . . . . . . . . . . . . . . .  5
     Investment Objectives and Policies. . . . . . . . . . . . . . . .  5
     Comparative Performance Information of Each Fund. . . . . . . . .  6
     Management of the Funds . . . . . . . . . . . . . . . . . . . . .  7
     Investment Advisers . . . . . . . . . . . . . . . . . . . . . . .  7
     Distribution of Shares. . . . . . . . . . . . . . . . . . . . . .  7
     Purchase and Redemption Procedures. . . . . . . . . . . . . . . .  8
     Dividend Policy . . . . . . . . . . . . . . . . . . . . . . . . .  8

RISKS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

REASONS FOR THE REORGANIZATION . . . . . . . . . . . . . . . . . . . .  9

COMPARISON OF INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . 15

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS. . . . . . . . . . . . 17
     Form of Organization. . . . . . . . . . . . . . . . . . . . . . . 17
     Capitalization. . . . . . . . . . . . . . . . . . . . . . . . . . 17
     Shareholder Liability . . . . . . . . . . . . . . . . . . . . . . 18
     Shareholder Meetings and Voting Rights. . . . . . . . . . . . . . 18
     Liquidation or Dissolution. . . . . . . . . . . . . . . . . . . . 19
     Liability and Indemnification of Trustees and Directors . . . . . 19

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 19

VOTING INFORMATION CONCERNING THE MEETING. . . . . . . . . . . . . . . 20

FINANCIAL STATEMENTS AND EXPERTS . . . . . . . . . . . . . . . . . . . 22

LEGAL MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

OTHER BUSINESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

AGREEMENT AND PLAN OF REORGANIZATION . . . . . . . . . . . . . . . . .  A-1

PERFORMANCE OVERVIEW . . . . . . . . . . . . . . . . . . . . . . . . .  B-1



                      COMPARISON OF FEES AND EXPENSES

     The amounts for First Hawaii and Leahi Fund set forth in the following tables and examples are based on the expenses for the fiscal year ended September 30, 1996. All amounts are adjusted for voluntary expense waivers. The amounts for First Hawaii pro forma are based on what the combined expenses would have been for the twelve months ending March 31, 1997.

     The following tables show for First Hawaii and Leahi Fund the shareholder transaction expenses and annual fund expenses associated with an investment in the shares of each fund.

Shareholder Transaction Expenses                 First Hawaii       Leahi

   Sales Load Imposed on Purchases                  None            None
   Sales Load Imposed on Reinvested Dividends       None            None
   Contingent Deferred Sales Load                   None            None
   Redemption Fees                                  None            None
   Exchange Fees                                    None            None


Annual Fund Operating Expenses
   (as a percentage of average net assets)

   Management Expenses                              0.50%           0.50%
   Shareholder Servicing Costs                      0.10%           0.07%
   12b-1 Fees After Waiver                          0.11% 1         0.06% 3
   Other Expenses                                   0.27%           0.22%

       Total Operating Costs After Waiver           0.98% 2         0.85% 4


1   The Hawaii Fund's 12b-1 Plan provides that the Hawaii Fund may incur costs not to exceed .25% per annum of the Hawaii Fund's average net assets for the distribution of Fund shares. The Distributor has waived a portion of the Hawaii Fund's fees during the year ended 09/30/96. Such waivers may cease at any time.

2   Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .95%.

3   12b-1 fees were paid by Leahi Fund during this period for $10,791 reimbursing expenses incurred in fiscal year 1993 and $17,617 reimbursing expenses incurred in fiscal year 1994. The maximum amount which could have been paid by Leahi Fund was 0.25% of average net assets.

4   Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .84%.

Shareholder Transaction Expenses                     First Hawaii Pro Forma

   Sales Load Imposed on Purchases                          None
   Sales Load Imposed on Reinvested Dividends               None
   Contingent Deferred Sales Load                           None
   Redemption Fees                                          None
   Exchange Fees                                            None

Annual Fund Operating Expenses
   (as a percentage of average net assets)

   Management Expenses                                      0.50%
   Shareholder Servicing Costs                              0.10%
   12b-1 Fees After Waiver                                  0.09% 5
   Other Expenses                                           0.18% 6

       Total Operating Costs After Waiver                   0.87% 6


5   Assumes waiver of distribution fees.  The Hawaii Fund's 12b-1 Plan provides that the Hawaii Fund may incur costs not to exceed .25% per annum of the Hawaii Fund's average net assets for the distribution of Fund shares.

6   Ratio of expenses to average net assets after the reduction in custodian fees by earning credits for uninvested cash balances remaining with the custodian would be .85%. There can be no assurances that this arrangement will remain effective. In such case, Other Expenses would be increased by the value of the custody credits, however, First Hawaii has agreed to limit its expenses to .85% for the two years following Closing of the Reorganization. No fees waived or expenses borne on behalf of First Hawaii by the investment adviser to the Fund, Distributor or other service provider will be reimbursed by First Hawaii.


EXAMPLES

     The following tables show for each fund, and for First Hawaii, pro forma assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in the fund for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of each period.

                          One        Three         Five        Ten
                         Year        Years         Years       Years

First Hawaii             $10          $31          $54         $120

Leahi Fund                $9          $27          $47         $104

First Hawaii Pro Forma    $9          $28          $48         $107


     The purpose of the foregoing examples is to assist Leahi Fund shareholders in understanding the various costs and expenses that an investor in First Hawaii, as a result of the Reorganization, would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in Leahi Fund. These examples should not be considered a representation of past or further expenses or annual returns. Actual expenses may be greater or less than those shown. Moreover, while the example assumes a 5% annual return, a fund's actual performance will vary and may result in actual returns greater or less than 5%.



                                 SYNOPSIS

THIS SYNOPSIS IS A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND THE PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THE PROSPECTUS/PROXY STATEMENT, THE PROSPECTUS OF
FIRST HAWAII MUNICIPAL BOND FUND DATED FEBRUARY 1, 1997 AND THE PROSPECTUS OF LEAHI TAX-FREE INCOME TRUST DATED FEBRUARY 1, 1997 (WHICH ARE INCORPORATED HEREIN BY REFERENCE) AND THE PLAN, A FORM
OF WHICH IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A. SHAREHOLDERS SHOULD READ THE ENTIRE PROSPECTUS/PROXY STATEMENT CAREFULLY.


GENERAL

     This Prospectus/Proxy Statement is furnished by the Trustees of the Leahi Investment Trust (the "Trust") in connection with the solicitation of proxies for use at a Special Meeting of Shareholders (the "meeting") of Leahi
Tax-Free Income Trust ("Leahi Fund") to be held at 10:00 a.m. on July 30, 1997 at the Ward Warehouse, 1350 Ala Moana Boulevard, Second Floor,
Kakaako Conference Room, Honolulu, Hawaii 96814.  The purpose of the
Meeting is to approve the Plan whereby all of the assets of Leahi Fund will be acquired by First Hawaii, in exchange solely for shares of common stock of First Hawaii, and such other business as may properly come before the Meeting or any adjournment thereof.

     Approval of the Plan requires the affirmative vote of a majority of shares of Leahi Fund outstanding and entitled to vote. Approval of the Plan by the shareholders of First Hawaii is not required and the Plan is not being submitted for their approval.

PROPOSED PLAN OF REORGANIZATION

     The Plan provides for the transfer of all of the assets of Leahi Fund in exchange for shares of First Hawaii. (The Leahi Fund and First Hawaii each may also be referred to in this Prospectus/Proxy Statement as a "Fund" and together, as the "Funds"). The Plan also calls for the distribution of shares of First Hawaii to Leahi Fund shareholders in liquidation of Leahi Fund as part of the Reorganization. As a result of the Reorganization, the shareholders of Leahi Fund will become the owners of that number of full and fractional shares of First Hawaii having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of Leahi Fund as of the close of business on the date that Leahi Fund's assets are exchanged for shares of First Hawaii.

     The Trustees of the Trust, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of Leahi Fund and that the interests of the shareholders of Leahi Fund will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of Leahi Fund's shareholders.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS APPROVAL BY
SHAREHOLDERS OF THE LEAHI FUND OF THE PLAN EFFECTING THE
REORGANIZATION.

     The Board of Directors of the Corporation has also approved the Plan and Reorganization.

TAX CONSEQUENCES

     Prior to or at the completion of the Reorganization, Leahi Fund will have received an opinion of counsel that the Reorganization has been structured so that no gain or loss will be recognized by Leahi Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of First Hawaii in the Reorganization. The holding period and aggregate tax basis of the First Hawaii shares that are received by Leahi Fund shareholders will be the same as the holding period and aggregate tax basis of shares of Leahi
Fund previously held by such shareholders. In addition, the holding period and tax basis of the assets of Leahi Fund in the hands of First Hawaii as a result of the Reorganization will be the same as in the hands of Leahi Fund immediately prior to the Reorganization and no gain or loss will be recognized by First Hawaii upon the receipt of the assets of Leahi Fund in exchange for shares of First Hawaii.

INVESTMENT OBJECTIVES AND POLICIES OF FIRST HAWAII AND LEAHI FUND

     The investment objective of First Hawaii is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital. The Fund attempts to achieve its objective by investing primarily in a varied portfolio of investment grade municipal securities which pay interest exempt from federal and Hawaii income taxes. The Fund may purchase bonds the income from which may be a preference item or otherwise subject to the alternative minimum tax.
If the Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be exempt to an investor who is subject to the alternative minimum tax. The Fund invests its assets in a varied portfolio of investment grade municipal securities which are general obligation and revenue bonds and notes issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is exempt from federal and Hawaii state income taxes. In normal circumstances up to 100%, but not less than 80%, of the Fund's net assets will be invested in the foregoing types of municipal securities.

     The investment objective of Leahi Fund is to provide investors with the maximum level of income exempt from federal and Hawaii income taxes, consistent with preservation of capital. The Fund seeks to achieve its objective by investing at least 80% of its net assets in securities the interest on which is exempt from regular federal and Hawaii income taxes and is not subject to the federal alternative minimum tax. The Fund seeks to achieve its objective by investing primarily in municipal securities which pay interest that is exempt from federal and Hawaii income taxes ("Hawaii Municipal Securities"). Hawaii Municipal Securities include general obligation and revenue bonds and notes of issuers located in Hawaii, as well as obligations issued by or under the authority of Guam, Puerto Rico, and the Virgin Islands. The Fund expects that at least a majority of its assets will be invested in municipal securities of issuers located in Hawaii.

COMPARATIVE PERFORMANCE INFORMATION OF EACH FUND

     The current yield and total return quotations set forth below are based on standardized methods of computing performance established by the Securities and Exchange Commission. Current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. The yields for the Funds for the 30-day periods ending September 30, 1996 and March 31, 1997 are set forth below:

                                Month Ended          Month Ended
                                  9/30/96             03/31/97

First Hawaii                       4.64%                4.49%
Leahi Fund                         4.50%                4.47%

     The average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees.

                   One Year       Five Years      Since Inception    Inception
                 Ended 9/30/96   Ended 9/30/96      to 9/30/96          Date

First Hawaii        5.62%           6.52%             7.20%           11/23/88
Leahi Fund          5.05%           6.82%             7.47%           10/26/87

     For a discussion of First Hawaii's performance during the fiscal year ended September 30, 1996, see the First Hawaii Annual Report. For a discussion of Leahi Fund's performance during the fiscal year ended September 30, 1996, see "Discussion of Fund Performance" in Leahi Fund's Prospectus.

MANAGEMENT OF THE FUNDS

     The overall management and supervision of First Hawaii is the responsibility of the Corporation's Board of Directors. Similarly, the overall management and supervision of Leahi Fund is the responsibility of the Trust's Board of Trustees. For a discussion of the responsibilities of the Corporation's Board of Directors, see "Officers and Directors" in First Hawaii's Prospectus. For a discussion of the responsibilities of the Trust's Board of Trustees, see "Management of the Fund" in Leahi Fund's Prospectus.

INVESTMENT ADVISERS

     First Pacific Management Corporation ("FPMC") is First Hawaii's Investment Manager. The Investment Manager was organized in 1988. The annual management fee for the Fund is .50% of average daily net assets. The
Manager also provides the Fund with certain shareholder services for an annual fee of .10% of average daily net assets. Louis D'Avanzo is the portfolio manager for the Fund.

     Leahi Management Company, Inc. ("LMCI") is Leahi Fund's Investment Manager. The Investment Manager was organized in 1987. The annual management fee for the Fund is .50% of average daily net assets. Dianne
J. Qualtrough is the portfolio manager for the Fund. For a discussion of the investment managers and portfolio managers for each Fund, see "Investment Manager" in First Hawaii Prospectus and "Management of the Fund" in
Leahi Fund Prospectus.

DISTRIBUTION OF SHARES

     First Pacific Securities is the distributor of First Hawaii shares. The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 which provides that the Fund may spend up to .25% of its average daily net assets in connection with the Fund's activities as a distributor of its shares.

     The principal distributor for shares of Leahi Fund is Linsco/Private Ledger Corp. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act whereby it may reimburse the Investment Manager, LMCI, each month up to a maximum of 0.25% per annum of the Fund's average daily net assets for actual expenses incurred in the promotion and marketing of the Fund's shares, including expenses of the Distributor which are paid by the Investment
Manager.  For a discussion of First Hawaii's distributor see "Purchasing
Shares of the Fund" and "The Distribution Plan" in First Hawaii
Prospectus. For a discussion of Leahi Fund's distributor see "How to Invest in the Fund" and "General Information" in Leahi Fund Prospectus.

PURCHASE AND REDEMPTION PROCEDURES

     The minimum initial investment for First Hawaii is $1,000 with a $100 minimum for subsequent investments; less in certain circumstances. Shares are sold at net asset value. Shares may be redeemed at net asset value next determined. The Fund may require involuntary redemption of shares if the value of an account is less than $500.

     The minimum initial investment in Leahi Fund is $1,000. Subsequent investments must be at least $50. Shares are sold at net asset value. The redemption price is the net asset value next determined after the shares are tendered for redemption. Leahi Fund may require involuntary redemption of shares if the value of an account is less than $750.

     For a discussion of how the shares of First Hawaii may be purchased and redeemed and how the offering price of the shares is determined, see "Purchasing Shares of the Fund", "Redemption of Shares," and "Net Asset Value" in First Hawaii's Prospectus. For a discussion of how the shares of Leahi Fund may be purchased and redeemed and how the offering price of the shares is determined, see "How to Invest in the Fund", "How to Sell or Redeem an Investment in the Fund" and "How the Fund's Per Share Value is Determined" in Leahi Fund's Prospectus.

DIVIDEND POLICY

     Distributions from net investment income are declared daily and paid monthly for First Hawaii and Leahi Fund, respectively. Capital gains, if any, are distributed annually for each Fund. Each Fund reinvests distributions in additional shares of the respective Fund, unless a shareholder elects otherwise.

     After the Reorganization, shareholders of Leahi Fund that have elected to have their distributions reinvested will have distributions from First Hawaii invested in shares of First Hawaii.

     Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code and has qualified for such treatment for its fiscal year ended September 30, 1996. As such, the Funds will not pay any income or excise taxes on income and capital gains distributed to shareholders.

     For a discussion of First Hawaii's policy with respect to dividends and distributions and tax consequences of an investment in shares of the Fund, see "Distributions from the Fund" and "Tax Status" in First Hawaii's Prospectus. For a discussion of Leahi Fund's policy with respect to dividends and distribution and tax consequences of an investment in shares of the Fund, see "Distributions and Tax Information" in Leahi Fund's Prospectus.


                                   RISKS

     Since the investment objectives and policies of each fund are substantially similar, the risks involved in investing in each Fund's shares are similar. Subject to certain limitations, First Hawaii may lend its portfolio securities. These investments entail certain risks.
In the event of the bankruptcy of a borrower of Fund portfolio securities, the Fund could experience delays in recovering either the securities loaned or its cash. To the extent that the value of the securities loaned has increased or the value of the collateral held by a fund has decreased, the Fund could experience a loss. Tax-exempt securities may be adversely affected by local political and economic conditions and developments within the State which adversely affect issuers of such tax-exempt securities. Adverse conditions in the State of Hawaii's significant industries could have a correspondingly adverse effect on specific issuers within the State or on anticipated revenue of the State.

     Leahi Fund invests solely in securities which, at the time of purchase, are either rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, are judged by its investment manager to be of comparable quality. First Hawaii may invest up to 10% of its assets in bonds rated BB by S&P or Ba by Moody's. Lower grade municipal securities are generally regarded as having predominantly speculative capacity to pay interest and repay principal in accordance with their terms.


                      REASONS FOR THE REORGANIZATION

     At a meeting of the Board of Trustees of Leahi Fund held on May 8, 1997, the Board considered and approved the Reorganization as in the best interests of the Fund and its shareholders in light of the transactions contemplated by the Asset Purchase Agreement and determined that the interests of existing shareholders of Leahi Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

     Under the terms of an agreement between LMCI and FPMC (the "Asset Purchase Agreement"), FPMC will acquire substantially all of the assets and operations of LMCI related to Leahi Fund. FPMC is a privately held company, of which Terrence Lee, president of First Hawaii, is the majority shareholder. The approval of the shareholders of Leahi Fund of the Reorganization is a condition to the consummation of the transaction between FPMC and LMCI. Mr. Kent, as the principal shareholder of LMCI, will receive a majority of the purchase price for LMCI upon consummation of the sale of its assets, and Ms. Qualtrough, as the owner of an interest in LMCI, will also receive compensation in the transaction. The transactions contemplated by the Asset Purchase Agreement have been structured to comply with Section 15 (f) under the Investment
Company Act of 1940 which provides that an investment adviser (such as LMCI) of a registered investment company (such as Leahi Portfolio) may receive any amount or benefit in connection with a sale of securities of or any other interest in the investment adviser which results in an assignment of an investment advisory contract or the change in control of or identity of the investment adviser so long as for (1) a period of three years thereafter at least 75% of the Trustees are independent with respect to the new adviser and the previous adviser and (2) there is not imposed any "unfair burden" on the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto.

     In approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Reorganization. There are substantial similarities between Leahi Fund and First Hawaii. Specifically, Leahi Fund and First
Hawaii have substantially similar investment objectives and policies and comparable risk profiles. The Board also evaluated potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved in the future following a reorganization with First Hawaii. There can be no assurance that any economies of scale or other benefits will be realized. Additionally, the Board considered the composition of the staff of the investment manager and concluded that the administrative operations of First Hawaii's management staff complemented the needs of Leahi Fund for growth and operational efficiency. Both investment managers to First Hawaii and Leahi Fund believe that the proposed Reorganization would be in the best interests of each Fund and its shareholders.

     The Board of Trustees considered a variety of factors related to the Reorganization, including but not limited to (1) the terms and conditions of the Plan of Reorganization and the anticipated effect of the Reorganization on per-share expenses and costs of Leahi Portfolio; (2) whether the proposed Reorganization would achieve economies of scale for Leahi Portfolio and benefit its shareholders by promoting more efficient operations and enabling greater diversification of investments; (3) whether the interests of the shareholders of Leahi Portfolio would be diluted as a result of the transactions contemplated by the proposed Reorganization, especially the expenses of the Reorganization; (4) whether the investment objectives, policies and restrictions of Leahi Portfolio and First Hawaii are compatible; (5) the relative, comparative past growth in assets, investment performance and expenses of Leahi Portfolio and First Hawaii; (6) the investment advisory and other services to be provided by FPMC and information regarding its personnel and financial condition; (7) the governance and management of First Pacific; (8) the distributor, custodian, transfer agent, accountants and counsel for First Hawaii; (9) the future prospects of Leahi Portfolio if the proposed Reorganization were not effected; (10) whether the proposed Reorganization would result in the recognition of any gain or loss for federal income tax purposes either to Leahi Portfolio or First Hawaii or their shareholders; and
(11) alternatives to the proposed Reorganization, including liquidation and other possible merger candidates.

     The Trustees also considered that there are alternatives available to shareholders of Leahi Fund, including the ability to redeem their shares, as well as the option to vote against the Reorganization. If the Plan is not approved by shareholders of Leahi Fund, the Trustees may consider other appropriate action that is in the best interests of Leahi Fund and its shareholders.

THE TRUSTEES OF LEAHI FUND RECOMMEND THAT THE SHAREHOLDERS OF
THE LEAHI FUND APPROVE THE PROPOSED REORGANIZATION.

AGREEMENT AND PLAN OF REORGANIZATION

     The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

     The Plan provides that First Hawaii will acquire all of the assets of Leahi Fund in exchange for shares of First Hawaii. The number of full and fractional shares of First Hawaii to be received by the shareholders of Leahi Fund will be determined by dividing the value of the assets of Leahi Fund to be acquired, by the per share value of First Hawaii and Leahi Fund, computed as of the close of regular trading on the NYSE on the Closing Date. The net asset value per share of each Fund will be determined by dividing assets, less liabilities, by the total number of outstanding shares.

     Fund/Plan Services, Inc., the transfer agent for Leahi Fund and First Pacific Recordkeeping, Inc., the transfer agent for First Hawaii, will compute the value of the Funds' respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of the respective fund, Rule 22c-1 under the 1940 Act, and with the interpretations of such rule by the SEC's Division of Investment Management.

     At or prior to the Closing Date, Leahi Fund shall have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to Leahi Fund's shareholders (in shares of Leahi Fund, or in cash, as the shareholder has previously elected) all of Leahi Fund's investment company taxable income for the taxable year ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable years ending on or prior to the Closing Date (after reductions for any capital loss carry forward).

     As soon after the Closing Date as conveniently practicable, Leahi Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of First Hawaii received by Leahi Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of Leahi Fund's shareholders on the share records of First Hawaii's transfer agent. Each account will represent the respective pro rata number of full and fractional Leahi shares of First Hawaii due to Leahi Fund's shareholders. All issued and outstanding shares of Leahi Fund, including those represented by certificates, will be canceled. First Hawaii does not issue share certificates to shareholders. The shares of First Hawaii to be issued will have no preemptive or conversion rights. After such distribution and the winding up of its affairs, Leahi
Fund and the Trust will be terminated, and expect to file with the SEC an application for deregistration as a regulated investment company.

     Every shareholder of Leahi Fund will own First Hawaii shares immediately after the reorganization that, except for rounding, will be equal to the value of that shareholder's shares of Leahi Fund immediately prior to the reorganization. Moreover, because shares of First Hawaii will be issued at net asset value in exchange for net assets of Leahi Fund that, except for rounding, will equal the aggregate value of those shares, the net asset value per share of First Hawaii will be unchanged. Thus, the reorganization will not result in a dilution of the value of any shareholder account. The reorganization may substantially reduce the percentage of ownership of a Leahi Fund's shareholder below such shareholder's current percentage of ownership in Leahi Fund because, while such shareholder will have the same dollar amount invested initially in First Hawaii that he or she had invested in Leahi Fund, his or her investment will represent a smaller percentage of the combined net assets of First Hawaii and Leahi Fund.

     The reasons that the Reorganization was proposed are described above under "Reasons for the Reorganization."

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Leahi Fund's shareholders, the election of two individuals who currently serve as Trustees of the Trust, or other persons satisfactory to the Trust and the Corporation, to the Board of the Corporation, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Leahi Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of Leahi Fund and First Hawaii; or (b) at or prior to the Closing Date by either party
(i) because of a material breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     The expenses of Leahi Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Leahi Investment Management and the expenses of First Hawaii will be borne by First Pacific Management Corporation whether or not the Reorganization is consummated.

FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Leahi Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

     (1) The transfer of all of the assets of Leahi Fund solely in exchange for shares of First Hawaii and the distribution of First Hawaii's shares by Leahi Fund in dissolution and liquidation of shares by Leahi Fund, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code;

     (2) No gain or loss will be recognized by Leahi Fund or its shareholders on the transfer of all of its assets to First Hawaii solely in exchange for First Hawaii shares or upon distribution of First Hawaii shares to Leahi Fund's shareholders in exchange for their shares of the Fund;

     (3) The tax basis of the assets transferred will be the same to First Hawaii as the tax basis of such assets to Leahi Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of First Hawaii will include the period during which the assets were held by Leahi Fund;

     (4) No gain or loss will be recognized by First Hawaii upon the receipt of the assets from Leahi Fund solely in exchange for the shares of First Hawaii.

     (5) No gain or loss will be recognized by Leahi Fund's shareholders upon the issuance of the shares of First Hawaii to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Leahi Fund; and

     (6) The aggregate tax basis of the shares of First Hawaii including any fractional shares, received by each of the shareholders of Leahi Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Leahi Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of First Hawaii, including fractional shares, received by each such shareholder will include the period during which the shares of Leahi Fund exchanged therefor were held by such shareholder.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, each Leahi Fund shareholder would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Leahi Fund shares and the fair market value of First Hawaii shares he or she received. Shareholders of Leahi Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances.
Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Leahi Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

     It is not anticipated that it will be necessary that the securities of the combined portfolio be sold in significant amounts in order to comply with the policies and investment practices of First Hawaii.

PRO-FORMA CAPITALIZATION AND RATIOS

     The following table sets forth the capitalization of First Hawaii and Leahi Fund as of March 31, 1997 and on a pro-forma combined capitalization basis as of that date, as if the Reorganization had occurred on that date.


                                                             Pro Forma
                             First Hawaii     Leahi Fund      Combined

Net Assets                   $54,886,135     $48,390,483     $103,276,618

Net Asset Value per Share      $10.82          $13.59           $10.82

Shares Outstanding            5,070,859       3,559,886        9,541,607

     The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets of First Hawaii for the six month period ended March 31, 1997 and of Leahi Fund for the six month period ended March 31, 1997. The ratios are annualized and are also shown on a pro forma combined basis.

                                                             Pro Forma
                            First Hawaii      Leahi Fund      Combined

Ratio of expenses to            0.97%           0.83%           0.87%
   average net assets


Ratio of net investment         4.94%           5.08%           5.06%
   income to average net assets


INFORMATION ABOUT FIRST HAWAII

FINANCIAL INFORMATION


                           FINANCIAL HIGHLIGHTS

     For additional condensed financial information about First Hawaii, see Exhibit B to this Prospectus/Proxy Statement and "Financial Highlights" in First Hawaii Prospectus, which accompanies this Prospectus/Proxy Statement. The following financial highlights contain selected data for a share outstanding, total return, ratios to average net assets and other supplemental data for the period presented.

                                                           Six Months
                                        Year Ended            Ended
                                          9/30/96            03/31/97

Net asset value
  Beginning of period                      $10.84             $10.89

Income from investment operations
  Net investment income                       .55                .27
  Net gain (loss) on securities (unrealized)  .05               (.07)

   Total from investment operations           .60                .20

Less distributions
  Dividends from net investment income       (.55)              (.27)

  End of period                            $10.89             $10.82

 Total Return                                5.62%              3.66% (b)

Ratios/Supplemental Data
  Net assets, end of period (in 000's)    $54,165            $54,866

Ratio of expenses to average net assets
  Before expense reimbursements               .98% (a)           .97% (b)
  After expense reimbursements                .98% (a)           .97% (a) (b)

Ratio of net investment income to average net assets
  Before expense reimbursements              5.03%              4.94% (b)
  After expense reimbursements               5.03%              4.94% (b)

Portfolio turnover                          15.16%              1.64%

(a) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .95% in 1996 and 1997.
(b)  Annualized.


             COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

     The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectuses and Statements of Additional Information of the Funds. For a discussion of First Hawaii's investment objective and policies and risk factors associated with an investment in First Hawaii, see "Prospectus Summary," "Investment Objective and Policies," "Municipal Securities" and "Investment Practices" in
First Hawaii Prospectus. First Hawaii's Prospectus also offers an additional Fund advised by FPMC. The additional Fund is not involved in the Reorganization, its investment objective, policies and restrictions are not discussed in this Prospectus/Proxy Statement and its shares are not offered hereby.

     First Hawaii's investment objective is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

     First Hawaii will generally invest its assets in a varied portfolio of investment grade municipal securities which are general obligation and revenue bonds and notes issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is exempt from federal and Hawaii state income taxes. In normal circumstances up to 100%, but not less than 80%, of the Fund's net assets will be invested in the foregoing types of municipal securities. The foregoing is a fundamental policy and cannot be changed without shareholder approval.
The Fund may purchase bonds the income from which may be a preference item or otherwise subject to the alternative minimum tax. If the Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be exempt to an investor who is subject to the alternative minimum tax. First Hawaii may invest up to 10% of its assets in bonds rated BB or Ba grade municipal securities. The lowest quality municipals in which First
Hawaii will invest are those rated BB by S&P, Ba by Moody's or which are unrated, but judged by the Investment Manager to be of equivalent quality.
When FPMC determines during periods of adverse market conditions, including when Hawaiian tax exempt securities are unavailable, the Fund may invest up to 20% of the value of its net assets for temporary defensive purposes in money market instruments the interest of which may be subject to federal, state or local income tax.

     For a discussion of Leahi Fund's investment objective and policies and risk factors associated with an investment in Leahi Fund, see "Objectives and Investment Approach of the Fund" in Leahi Fund Prospectus.

     The investment objective of Leahi Fund is to provide investors with the maximum level of income exempt from federal and Hawaii income taxes, consistent with preservation of capital. Leahi Fund seeks to achieve its objective by investing at least 80% of its net assets in municipal securities which pay interest that is exempt from federal and Hawaii income taxes
("Hawaii Municipal Securities") and is not subject to the federal alternative minimum tax. Hawaii Municipal Securities include general obligation and revenue bonds and notes of issuers located in Hawaii, as well as obligations issued by or under the authority of Guam, Puerto Rico, and the Virgin Islands. The Fund expects that at least a majority of its assets will be invested in municipal securities of issuers located in Hawaii. There are no limitations on the maturities of the securities which the Fund may purchase. There is no assurance that Leahi Fund's objective will be achieved.

     Leahi Fund invests solely in securities which, at the time of purchase are either rated within the four highest grades assigned by Moody's or S&P or, if unrated, are judged by LMCI, the Fund's investment manager, to be of comparable quality to such rated securities. Municipal obligations rated in the fourth highest grade are considered by such rating agencies to have some speculative characteristics and thus may present investment risks not present in more highly rated obligations.

     For temporary defensive purposes only, Leahi Fund may invest up to 100% of its assets in (i) obligations issued or guaranteed by the full faith and credit of the U.S. Government, its agencies, instrumentalities or authorities, highest rated commercial paper, certificates of deposit of domestic banks with assets of $1 billion or more, and repurchase agreements (subject to the limitations described below), the interest on which is subject to federal, and may be subject to Hawaii, income taxes; and
(ii) securities the interest on which is exempt from regular federal income taxes but not Hawaii's income taxes, such as municipal securities issued by other states and their agencies and instrumentalities.

              COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

     For a discussion of the organization of First Hawaii see "General Information and History" in First Hawaii Prospectus. The Corporation is an open-end management investment company registered with the SEC under the 1940 Act, which offers multiple series of shares. First Hawaii is a non-diversified series of the Corporation, which was organized as a Maryland corporation. For a discussion of the organization of Leahi Fund see
"General Information" in Leahi Fund Prospectus. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. Leahi Fund is a non-diversified series of the Trust, which was organized as a Massachusetts business trust.

CAPITALIZATION

     For a discussion of the capitalization and voting rights of shareholders of First Hawaii see "General Information and History" in First Hawaii Prospectus. The Corporation has a present authorized capitalization of 100,000,000 shares of $.01 par value common stock, of which, 20,000,000 shares have been allocated to First Hawaii. All shares have like rights and privileges. Each full and fractional share, when issued and outstanding, has (1) equal voting rights with respect to matters which affect the respective series and (2) equal distribution and redemption rights with respect to matters which affect the respective series and (3) equal dividend, distribution and redemption rights to assets of the respective series.
Shares when issued are fully paid and nonassessable. The Corporation may create other series of stock but will not issue any senior securities. Shareholders do not have pre-emptive or conversion rights. These shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors. For a discussion of the capitalization and voting rights of shareholders of Leahi Fund see "General Information" in Leahi Fund Prospectus. The Trust may issue an unlimited number of full and fractional shares of beneficial interest with a par value of $.01, which may be issued in any number of series. Leahi Fund is the first, and currently only, series being offered to the public, although the Board of Trustees may authorize and issue other series, the assets and liability of which would be separate and distinct from any other series. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees.

SHAREHOLDER LIABILITY

     Under Massachusetts Law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust of the Trust under which Leahi Fund was established disclaims shareholder liability for acts or obligations of the series and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by Leahi Fund or the Trustees. The Declaration of Trust provides for indemnification out of the series' property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the trust itself would be unable to meet its obligations.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

     For a discussion of shareholder meetings and voting rights of shareholders of First Hawaii see "General Information and History" in First Hawaii Prospectus. For a discussion of shareholder meetings and voting rights of shareholders of Leahi Fund see "General Information" in Leahi Fund Prospectus.

     Neither Leahi Fund nor First Hawaii is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust must be called when requested in writing by the holders of 10% of the outstanding shares of the Trust. Similarly, 10% of the shareholders of the Corporation have the right to call a meeting to consider the removal of one or more of the Directors.

     The Trust and the Corporation currently do not intend to hold regular shareholder meetings. Neither permits cumulative voting. A majority of the Corporation's shares outstanding and 40% of the Trust's shares outstanding and entitled to vote on a matter generally constitutes a quorum for consideration of such matter. In either case, a majority of the shares voting is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

LIQUIDATION OR DISSOLUTION

     In the event of the liquidation of First Hawaii or Leahi Fund, respectively, the shareholders are entitled to receive, when, and as declared by the Directors or Trustees, respectively, the excess of the assets belonging to such Fund or attributable to the series over the liabilities belonging to the Fund or attributable to the series.
In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them and recorded on the books of the Fund.

LIABILITY AND INDEMNIFICATION OF TRUSTEES AND DIRECTORS

     The Declaration of Trust of the Trust provides that a Trustee shall be liable solely for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. The By-laws of the Trust provide that present and former Trustees are generally entitled to indemnification against liabilities and expenses with respect to claims related to their position with the Trust unless, it shall have determined that such Trustee is liable by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

     The Articles of Incorporation of the Corporation provide that a Director of the Corporation shall have no liability to the Corporation or its stockholders for money damages and the Corporation shall indemnify current and former directors to the extent permitted by governing law. These provisions do not protect a director against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                          ADDITIONAL INFORMATION

     First Hawaii. Information concerning the operation and management of First Hawaii is incorporated herein by reference from the Prospectus dated February
1, 1997, a copy of which is enclosed, and the Statement of Additional Information dated February 1, 1997. A copy of such Statement of Additional Information is available upon request and without charge by writing First
Hawaii at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll free 1-800-354-9654 (inter-island).

     Leahi Fund. Information about Leahi Fund is included in its current Prospectus dated February 1, 1997, and in the Statement of Additional Information of the same date that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectus, Statement of Additional Information, and the Fund's Semi-Annual Report dated March 31, 1997 are available upon request and without charge by writing to the address listed on the cover of this Prospectus/Proxy Statement or by calling toll free 1-800-354-9654 (inter-island).

     Reports and other information filed by Leahi Fund and First Hawaii can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in Los Angeles (5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648, New York (7 World Trade Center, Suite 1300, New York, New York 10048) and Chicago (Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2511). Copies of such material can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.


                 VOTING INFORMATION CONCERNING THE MEETING

     This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of the Trust to be used at the Special Meeting of Shareholders to be held at 10:00 a.m. local time, July 30, 1997, at the Ward Warehouse, 1350 Ala Moana Boulevard, Second
Floor, Kakaako Conference Room, Honolulu, Hawaii 96814, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders on or about June 23, 1997. Only shareholders of record as of the close of business on the Record Date, June 20, 1997 will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote to approve the Plan. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Leahi Fund, Ward Plaza, 210 Ward Avenue, Suite 129, Honolulu, Hawaii 96814. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

     Approval of the Plan will require the affirmative vote of a majority of the outstanding shares. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.

     Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of LMCI or Leahi Fund, their affiliates or other representatives of Leahi Fund (who will not be paid by Leahi Fund for their solicitation activities).

     Any proxy given, whether in writing or by telephone, is revocable.

     In the event that sufficient votes to approve the Reorganization are not received by July 30, 1997, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of the majority of the outstanding shares present in person or by proxy and entitled to vote at the Meeting.
The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of First Hawaii which they receive in the transaction at their then-current net asset value. Shares of Leahi Fund may be redeemed at any time prior to the consummation of the Reorganization. Leahi Fund shareholders may wish to consult their tax advisers as to any differing consequences of redeeming Leahi Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

     Leahi Fund does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Leahi Fund at the Address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by Leahi Fund in a reasonable period of time prior to any such meeting.

     The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. In the event that the Plan is approved at this Meeting with respect to Leahi Fund, it is not expected that there will be any future shareholder meetings of Leahi Fund.

     It is the present intent of the Board of Directors of the Corporation and First Hawaii not to hold annual meetings of shareholders unless the election of Directors is required under the 1940 Act nor to hold special meetings of shareholders unless required by the 1940 Act or state law.

     The votes of the shareholders of First Hawaii are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

     As of the close of business on June 20, 1997, Leahi Fund had 3,548,390.130 shares of beneficial interest outstanding and entitled to vote. As of June 20, 1997 there were no beneficial owners of more than 5% of the outstanding shares of beneficial interest of Leahi Fund. As of June 20, 1997, the trustees and officers of Leahi Fund, as a group, owned less than 1% of the outstanding shares of Leahi Fund.


                     FINANCIAL STATEMENTS AND EXPERTS

     The annual and semi-annual reports of Leahi Fund as of September 30, 1996 (audited) and March 31, 1997 (unaudited) have been incorporated by reference into this Prospectus/Proxy Statement. The financial statements as of September 30, 1996 have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the report of Tait, Weller
& Baker, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

     The financial statements of First Hawaii as of September 30, 1996 (audited) and March 31, 1997 (unaudited) have been incorporated by reference into this Prospectus/Proxy Statement. The financial statements as of September 30, 1996 have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the report of Tait, Weller & Baker, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                               LEGAL MATTERS

     Certain legal matter concerning the issuance of shares of First Hawaii will be passed upon by Stradley, Ronon, Stevens & Young LLP, Philadelphia, Pennsylvania.


                              OTHER BUSINESS

     The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

     THE BOARD OF TRUSTEES OF LEAHI FUND, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS APPROVAL OF THE PLAN. ANY UNMARKED PROXIES
WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF
APPROVAL OF THE PLAN.

June 20, 1997                                                 EXHIBIT A


                   AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 20th day of May, 1997, by and between Leahi Investment Trust, a Massachusetts Business Trust (the "Trust"), on behalf of Leahi
Tax-Free Income Trust, a separate series of Leahi Investment Trust (the "Acquired Fund"), and First Pacific Mutual Fund, Inc., a Maryland corporation ("First Pacific"), on behalf of First Hawaii Municipal
Bond Fund, a separate series of First Pacific (the "Acquiring Fund").
(The Acquiring Fund and the Acquired Fund are sometimes referred to collectively as the "Funds" and individually as a "Fund".)

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer of substantially all of the property, assets, and goodwill of the Acquired Fund to the Acquiring Fund in exchange solely for shares of the voting common stock of the Acquiring Fund ("Acquiring Fund Shares"), followed by the distribution by the Acquired Fund, on or promptly after the Closing Date, as defined herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund, the cancellation of all of the outstanding shares of the Acquired Fund ("Acquired Fund Shares"), and the liquidation of the Acquired Fund, and the termination of the Acquired Fund as a subtrust of the Trust, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1.   TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR
     ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

     1.1 On the Closing Date for the Reorganization (the "Closing Date"), the Acquired Fund shall transfer substantially all of its property and assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, claims, cash, cash equivalents, deferred or prepaid expenses shown as assets on the Acquired Fund's books, goodwill and intangible property, books and records, and other assets), as set forth in the statement of assets and liabilities referred to in Section 8.2 hereof
(the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens, encumbrances, and claims, except for cash or bank deposits in an amount necessary: (a) to pay its costs and expenses of carrying out this Agreement (including but not limited to fees of counsel and independent accountants, any income dividends and any capital gains distributions payable prior to the Closing Date as required by Section 8.15 hereof, and expenses of its liquidation contemplated hereunder); (b) to discharge all of the unpaid liabilities reflected on its books and records at the Closing Date; and (c) to pay such contingent liabilities, if any, as the Board of Trustees of the Trust shall reasonably deem to exist against the Acquired Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Acquired Fund's books. Any unspent portion of such cash or bank deposits retained shall be delivered by the Trust to the Acquiring Fund upon the satisfaction of all of the foregoing liabilities, costs, and expenses of the Acquired Fund in exchange for shares of the Acquiring Fund. (The property and assets to be transferred to the Acquiring Fund under this Agreement are referred to herein as the "Acquired Fund Net Assets"). In exchange for the transfer of the Acquired Fund Net Assets, the Acquiring Fund shall deliver to the Acquired Fund, for distribution on or promptly after the Closing Date pro rata by the Acquired Fund to its shareholders as of the close of business on the Closing Date, a number of the Acquiring Fund Shares having an aggregate net asset value equal to the value of the Acquired Fund Net Assets, all determined as provided in Section 2 of this Agreement and as of the date and time specified therein. Such transactions shall take place on the Closing Date at the time of the closing provided for in Section 3.1 of this Agreement (the "Closing Time"). At and after the Closing Date, the
Trust shall not be responsible for the liabilities of the Acquired Fund, and recourse for such liabilities shall be limited to the Acquiring Fund, except as provided in this Section 1.1.

     1.2 The Acquired Fund reserves the right to purchase or sell any of its portfolio securities, except to the extent such purchases or sales may be limited by the representations made in connection with issuance of the tax opinion described in Section 8.9 hereof.

     1.3 On or promptly after the Closing Date, the Acquired Fund shall liquidate and distribute pro rata to its shareholders of record at the Closing Time on the Closing Date (the "Acquired Fund Shareholders") the Acquiring Fund Shares received by the Acquired Fund pursuant to
Section 1.1 hereof. (The date of such liquidation and distribution is referred to as the "Liquidation Date.") In addition, each Acquired Fund Shareholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date, but unpaid at that time, with respect to the Acquired Fund Shares that are held by such Acquired Fund Shareholders on the Closing Date. Such liquidation and distribution shall be accomplished by First Pacific Recordkeeping, Inc., in its capacity as transfer agent for the Acquiring Fund, by opening accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and transferring to each such Acquired Fund Shareholder account the pro rata number of the Acquiring Fund Shares due each such Acquired Fund Shareholder from the Acquiring Fund Shares then credited to the account of the Acquired Fund on the Acquiring Fund's books and records. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange, except in accordance with the procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information or as provided in Section 1.4 hereof.

     1.4 The Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares may be requested to surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to the Acquired Fund prior to the Closing Date. On the Closing Date, any Acquired Fund Share certificates that remain outstanding shall be deemed to be canceled. The Trust's transfer books with respect to the Acquired Fund's shares shall be closed permanently as of the close of business on the day immediately prior to the Closing Date. All unsurrendered Acquired Fund Share certificates shall no longer evidence ownership of common stock of the Acquired Fund and shall be deemed for all corporate purposes to evidence ownership of the number of Acquiring Fund Shares into which the Acquired Fund Shares were effectively converted. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered to the Acquiring Fund, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to such Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such Shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization with respect to unsurrendered Acquired Fund Share certificates.

     1.5 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.6 As soon as practicable following the Liquidation Date, the Trust shall take all steps necessary to end the existence of the Acquired Fund, including (a) the payment or other satisfaction of the Acquired Fund's remaining outstanding costs, expenses, and other liabilities from the cash and bank deposits retained for that purpose pursuant to Section 1.1 hereof, and (b) the termination of the Acquired Fund as a sub-trust of the Trust in accordance with the Trust's Agreement and Declaration of Trust, as heretofore amended (the "Declaration of Trust").


2.      VALUATION

     2.1 The net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall in each case be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, provided that on such date (a) the NYSE is open for unrestricted trading; and (b) no extraordinary financial event or change in market conditions occurs, so that accurate appraisal of the net asset value of the Acquiring Fund and the Acquired Fund Net Assets is possible. The net asset value per share of Acquiring Fund Shares shall be computed in accordance with the policies and procedures set forth in the then-current Prospectus and Statement of Additional Information of the Acquiring Fund, and shall be computed to not fewer than two (2) decimal places. The value of the Acquired Fund Net Assets shall be computed in accordance with the policies and procedures set forth in the then-current Prospectus and Statement of Additional Information of the Acquired Fund.

     2.2 In the event that on the proposed Closing Date trading or the reporting of trading on the NYSE or elsewhere shall be disrupted (including as noted in Section 2.1 concerning restricted trading on the NYSE, extraordinary financial events or extraordinary changes in market conditions) so that accurate appraisal of the net asset value of the Acquiring Fund or the value of the Acquired Fund Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stable.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund Net Assets shall be determined by dividing the value of the Acquired Fund Net Assets by the Acquiring Fund's net asset value per share, both as determined in accordance with Section 2.1 hereof.

     2.4 All computations of value regarding the Acquiring Fund shall be made by First Pacific Management Corporation, the investment adviser to the Acquiring Fund ("FP Adviser"), in cooperation with Tait, Weller & Baker, independent auditors of the Acquiring Fund, and all computations of value regarding the Acquired Fund shall be made by Leahi Management Company, Inc., the investment adviser to the Acquired Fund ("Leahi") in cooperation with Tait, Weller & Baker, independent auditors of the Acquired Fund.


3.      CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be July 31, 1997 or such earlier or later date as the parties may agree. The Closing Time shall be at 4:00 pm, Eastern Time. The Closing shall be held at the offices of Stradley, Ronon, Stevens & Young, LLP, located at 2600 One Commerce Square, Philadelphia, PA 19103-7098, or at such other time and/or place as the parties may agree.

     3.2 Portfolio securities that are not held in book-entry form shall be transferred by Bank Boston, N.A. (the "Custodian") or its agents or nominees from the Acquired Fund's account with the Custodian to the account of the Acquiring Fund at its custodian bank, Union Bank of California, N.A. on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian or its agents or nominees in book-entry form on behalf of the Acquired Fund shall be transferred to the Acquiring Fund by the Custodian. Any cash of the Acquired Fund delivered on the Closing Date shall be in the form of currency or shall be delivered on the Closing Date by the Custodian by wiring to the Acquiring Fund's account maintained with its custodian, Union Bank of California, N.A.

     3.3 If any of the Acquired Fund Net Assets, for any reason, are not transferred on the Closing Date, the Acquired Fund shall cause such assets to be transferred to the Acquiring Fund in accordance with this Agreement at the earliest practicable date thereafter.

     3.4 Fund/Plan Services, Inc., in its capacity as transfer agent for the Acquired Fund, shall deliver to the Acquiring Fund at the Closing Time a list of the names, addresses, federal taxpayer identification numbers, and backup withholding and nonresident alien withholding status of Acquired Fund Shareholders and the number and aggregate net asset value of outstanding shares of the Acquired Fund owned by each such Acquired Fund Shareholder, all as of the close of regular trading on the NYSE on the Closing Date, certified by an appropriate officer of Fund/Plan Services, Inc., as the case may be (the "Shareholder List"). First Pacific Recordkeeping, Inc., in its capacity as transfer agent for the Acquiring Fund, shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited to each Acquired Fund Shareholder on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund Shareholder's account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, certificates, receipts, or other documents as the other Fund or its counsel may reasonably request.


4.   REPRESENTATIONS AND WARRANTIES OF THE TRUST AND THE ACQUIRED
FUND

     The Trust, on behalf of the Acquired Fund, represents and warrants to First Pacific, on behalf of the Acquiring Fund, as follows:

     4.1 The Trust is a business trust duly organized, validly existing, and in "good standing" under the laws of the Commonwealth of Massachusetts (meaning it has filed its most recent annual report and has not filed a certificate of termination) and has the power to own all of its properties and assets and, subject to approval of the Acquired Fund Shareholders, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. The Trust is not required to qualify to do business in any jurisdiction (i) in which it is not so qualified or
(ii) where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state, and local authorizations, consents, and approvals required, to own all of its properties and assets and to carry on its business as now being conducted to consummate the transactions contemplated herein.

     4.2 The Trust is a registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") is in full force and effect.

     4.3 The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust's Board of Trustees on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Trust, subject to the approval of the Acquired Fund Shareholders, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     4.4 The Trust is not, and the execution, delivery, and performance of this Agreement by the Trust will not result, in violation of any provision of the Declaration of Trust or By-Laws of the Trust or of any agreement, indenture, instrument, contract, lease, or other arrangement or undertaking to which the Trust or the Acquired Fund is a party or by which it is bound.

     4.5 The Acquired Fund has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code ("Code"), has qualified as a RIC for each taxable year of its operations, and will continue to qualify as a RIC as of the Closing Date and with respect to its final taxable year ending upon its liquidation.

     4.6 The financial statements of the Acquired Fund for the period from October 1, 1993 to September 30, 1996 (which were audited by its independent accountants) and for the six months ended March 31, 1997 (which are not audited) (copies of both of which have been furnished to the Acquiring
Fund), present fairly the financial position of the Acquired Fund as of the dates indicated and the results of its operations and changes in net assets for the respective stated periods (in accordance with generally accepted accounting principles consistently applied).

     4.7 The Prospectus of the Acquired Fund, dated February 1, 1997, and the corresponding Statement of Additional Information, dated February 1, 1997, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new Prospectus or Statement of Additional Information of the Acquired Fund or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to the Acquiring Fund promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.8 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to the Trust or the Acquired Fund or any of their properties or assets. The Trust and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings. The Trust and the Acquired Fund are not parties to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     4.9 The Trust has furnished First Pacific with copies or descriptions of all material agreements or other arrangements to which the Acquired Fund is a party. The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated by the Acquired Fund in accordance with its terms at or prior to the Closing Date.

     4.10 The Acquired Fund does not have any known liabilities of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.6 hereof and those incurred in the ordinary course of business as an investment company since the dates of those financial statements. On the Closing Date, the Trust shall advise First Pacific in writing of all of the Acquired Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

     4.11 Since September 30, 1996, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

     4.12 At the date hereof and by the Closing Date, all federal, state, and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, or extensions concerning such tax returns and reports shall have been obtained, and all federal, state, and other taxes, interest, and penalties shall have been paid so far as due, or adequate provision shall have been made on the Acquired Fund's books for the payment thereof, and to the best of the Acquired Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

     4.13 At the Closing Date, the Trust will have good and marketable title to the Acquired Fund Net Assets, and subject to approval by the Acquired
Fund Shareholders, full right, power and authority to sell, assign, transfer, and deliver such assets hereunder, and upon delivery and in payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no liens or encumbrances of any nature whatsoever or restrictions on the ownership or transfer thereof, except (a) such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto; or (b) such restrictions as might arise under federal or state securities laws or the rules and regulations thereunder.

     4.14 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as may be required under the federal or state securities laws or the rules and regulations thereunder.

     4.15 Any Prospectus or Statement of Additional Information of the Acquired Fund contained or incorporated by reference in the Form N-14 Registration Statement referred to in Section 6.7 hereof, and any supplement or amendment to such documents (other than written information furnished by First Pacific for inclusion therein, as covered by First Pacific's warranty in Section 5.18 hereof), on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders, and on the Closing
Date: (a) shall comply in all material respects with the provisions of the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which such statements were made, not misleading.

     4.16 All of the issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List.

     4.17 All of the issued and outstanding shares of the Acquired Fund have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may have been previously disclosed in writing to First Pacific as of the date hereof.

     4.18 The Trust and the Acquired Fund are not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.


     4.19 The information to be furnished by the Trust for use in preparing any application for orders, the Form N-14 Registration Statement referred to in Section 6.7 hereof, and the Combined Proxy Statement/Prospectus of the Funds (the "Proxy Statement/Prospectus") to be included in the Form N-14 Registration Statement, proxy materials, and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     4.20 There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

     4.21 The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.


5.   REPRESENTATIONS AND WARRANTIES OF FIRST PACIFIC AND THE
ACQUIRING FUND

     First Pacific, on behalf of the Acquiring Fund, represents and warrants to the Trust as follows:

     5.1 First Pacific is a corporation duly organized, validly existing, and in "good standing" under the laws of the State of Maryland (meaning it has filed its most recent annual report and has not filed articles of dissolution) and has the power to own all of its properties and assets and to perform its obligations under this Agreement and to consummate the transactions contemplated herein. First Pacific is not required to qualify to do business in any jurisdiction (i) in which it is not so qualified or
(ii) where failure to qualify would subject it to any material liability or disability. First Pacific has all necessary federal, state, and local authorizations, consents, and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

     5.2 First Pacific is a registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

     5.3 The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of First Pacific's Board of Directors on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of First Pacific enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     5.4 First Pacific is not, and the execution, delivery, and performance of this Agreement by First Pacific will not result, in violation of any provisions of First Pacific's Articles of Incorporation, as amended from time to time (the "Articles of Incorporation") or By-Laws or of any agreement, indenture, instrument, contract, lease, or other arrangement or undertaking to which First Pacific or the Acquiring Fund is a party or by which it is bound.

     5.5 Except as previously disclosed in writing as of the date hereof, the Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

     5.6 Any financial statements of the Acquiring Fund which will be furnished to the Trust in connection with the transactions contemplated by this Agreement will present fairly the financial position of the Acquiring Fund as of the dates indicated and the results of its operations and changes in net assets for the respective stated periods (in accordance with generally accepted accounting principles consistently applied).

     5.7 The Prospectus of the Acquiring Fund, dated February 1, 1997, and its Statement of Additional Information, dated February 1, 1997, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new Prospectus or Statement of Additional Information of the Acquiring Fund or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to the Trust promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     5.8 No material legal or administrative proceeding, or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to First Pacific or the Acquiring Fund or any of their properties or assets. First Pacific and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings. First Pacific and the Acquiring Fund are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

     5.9 First Pacific does not have any known liabilities of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as an investment company since the date of the Acquiring Fund's inception on November 23, 1988. On the Closing Date, First Pacific shall advise the Acquired Fund in writing of all of the Acquiring Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

     5.10 Since September 30, 1993, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

     5.11 At the date hereof and by the Closing Date, all federal, state, and other tax returns and reports, including information returns and payee statements, of the Acquiring Fund required by law to have been filed or furnished by such dates shall have been filed or furnished or extensions concerning such tax returns and reports shall have been obtained, and all federal, state, and other taxes, interest, and penalties shall have been paid so far as due, or adequate provision shall have been made on the Acquiring Fund's books for the payment thereof, and to the best of the Acquiring Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

     5.12 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by First Pacific of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the Securities Act of 1933 (the "1933 Act"), the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

     5.13 The Form N-14 Registration Statement and the Proxy Statement/Prospectus referred to in Section 6.7 hereof (other than written information furnished by the Trust for inclusion therein as covered by the Trust's warranty in Section 4.19 hereof) and any Prospectus or Statement of Additional Information of the Acquiring Fund contained or incorporated therein by reference, and any supplement or amendment to the Form N-14 Registration Statement or any such Prospectus or Statement of Additional Information, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired
Fund Shareholders, and on the Closing Date: (a) shall comply in all material respects with the provisions of the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

     5.14 All of the issued and outstanding shares of common stock of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable.

     5.15 All of the issued and outstanding shares of common stock of the Acquiring Fund have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as has been previously disclosed in writing to the Trust as of the date hereof.

     5.16 The Acquiring Fund Shares to be issued and delivered to the Trust pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of common stock of the Acquiring Fund, will be fully paid and nonassessable by First Pacific, and will be duly registered in conformity with all applicable federal securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect thereto.

     5.17 First Pacific and the Acquiring Fund are not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     5.18 All information to be furnished by First Pacific to the Trust for use in preparing any prospectus, proxy materials, and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

     5.19 There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

     5.20 The Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five (5) years, directly or indirectly, any stock of the Acquired Fund.


6.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     6.1 Except as expressly contemplated herein to the contrary, each Fund shall operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.

     6.2 After the effective date of the Form N-14 Registration Statement referred to in Section 6.7 hereof, and before the Closing Date and as a condition thereto, the Trust shall hold a Special Meeting of the Acquired Fund Shareholders to consider and vote upon this Agreement and the transactions contemplated hereby (including the termination of the Acquired Fund as a sub-trust of the Trust) and the Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein.

     6.3 The Trust and the Acquired Fund covenant that they shall not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the transactions contemplated herein, except in distribution to the Acquired Fund Shareholders as contemplated herein.

     6.4 The Trust shall provide such information within its possession or reasonably obtainable as First Pacific may reasonably request concerning the beneficial ownership of the Acquired Fund Shares.

     6.5 Subject to the provisions of this Agreement, First Pacific and the Trust each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate the transactions contemplated by this Agreement.

     6.6 The Trust shall furnish to First Pacific on the Closing Date the Statement of the Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, reviewed by Tait, Weller & Baker, and shall be certified by the Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Trust shall issue to First Pacific, in such form as is reasonably satisfactory to First Pacific, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, which statement shall be certified by the Trust's Treasurer or Assistant Treasurer. The Trust covenants that the Acquired Fund has no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a RIC under the Code or, if it has such earnings and profits, shall distribute them to its shareholders prior to the Closing Date.

     6.7 First Pacific, with the cooperation of the Trust and counsel, shall prepare and file with the SEC a Registration Statement on Form N-14 (the "Form N-14 Registration Statement") and the included Proxy Statement/Prospectus, as promptly as practicable in connection with the issuance of the Acquiring Fund Shares and the holding of the Special Meeting of the Acquired Fund Shareholders and to consider approval of this Agreement as contemplated herein and related transactions. First Pacific shall prepare any pro forma financial statement that may be required under applicable law to be included in the Form N-14 Registration Statement. The Trust shall provide First Pacific with all information about the Acquired Fund that is necessary to prepare the pro forma financial statements. First Pacific and the Trust shall cooperate with each other and shall furnish each other with any information relating to itself that is required by the 1933 Act, the 1934 Act, and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, to be included in the Form N-14 Registration Statement and the Proxy Statement/Prospectus.

     6.8 The Trust shall deliver to First Pacific at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets of the Acquired Fund delivered to the Acquiring Fund in accordance with the terms of this Agreement.


7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE
ACQUIRED FUND

     The obligations of the Trust and the Acquired Fund hereunder shall be subject to the following conditions precedent:

     7.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Directors of First Pacific in the manner required by First Pacific's Articles of Incorporation and applicable laws, and this Agreement, the transactions contemplated by this Agreement, and the termination of the Acquired Fund as a sub-trust of the Trust shall have been approved by the Acquired Fund Shareholders in the manner required by the Acquired Fund's Declaration of Trust and By-Laws and applicable laws.

     7.2 As of the Closing Date, there shall have been no material adverse change in the financial position, assets, or liabilities of the Acquiring Fund since the dates of the most recent financial statements furnished to the Trust in accordance with Section 5.6 hereof. For purposes of this
Section 7.2, a decline in the net asset value per share of the Acquiring Fund due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

     7.3 All representations and warranties of First Pacific and the Acquiring Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

     7.4 First Pacific shall have performed and complied in all material respects with its obligations, agreements, and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

     7.5 First Pacific shall have furnished the Trust at the Closing Date with a certificate or certificates of its President and/or Treasurer as of the Closing Date to the effect that the conditions precedent set forth in the Sections 7.1 (as to First Pacific), 7.2, 7.3, 7.4, 7.10, 7.11, 7.15
and 7.17 hereof have been fulfilled.

     7.6 The Trust shall have received an opinion or opinions of counsel to First Pacific, in form reasonably satisfactory to the Trust, and dated as of the Closing Date, to the effect that: (a) First Pacific is a corporation duly organized and validly existing under the laws of the State of Maryland;
(b) the shares of the Acquiring Fund issued and outstanding at the Closing Date are duly authorized, validly issued, fully paid, and non-assessable by First Pacific, and the Acquiring Fund Shares to be delivered to the Trust, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement will be validly issued, fully paid and non-assessable by First Pacific, and to such counsel's knowledge, no shareholder of the Acquiring Fund has any option, warrant, or preemptive right to subscription or purchase in respect thereof; (c) this Agreement has been duly authorized, executed, and delivered by First Pacific and represents a valid and binding contract of First Pacific, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification nor with respect to provisions of this Agreement intended to limit liability for particular matters to the Acquiring Fund and its assets; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-Laws of First Pacific or any material agreement known to such counsel to which First Pacific or the Acquiring Fund is a party or by which it is bound; (e) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by First Pacific of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required by state securities laws, rules and regulations; and (f) First Pacific is registered as an investment company under the 1940 Act and such registration with the SEC as an investment company under the 1940 Act is in full force and effect. Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to First Pacific and the Acquiring Fund with certain of its officers and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to First Pacific and the Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or information relating to First Pacific or the Acquiring Fund contained or incorporated by reference in the Form N-14 Registration Statement; (c) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Trust; and (d) shall state that such opinion is solely for the benefit of the Trust.

     7.7 The Trust shall have received an opinion of counsel to First Pacific addressed to the Funds in form reasonably satisfactory to them and dated as of the Closing Date, with respect to the matters specified in Section 8.9 hereof.

     7.8 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of the Funds, contemplated by the SEC.

     7.9 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to First Pacific or another person approved by the parties, containing assurance reasonably satisfactory to them that all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein have been obtained.

     7.10 No action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     7.11 The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     7.12 The Trust shall have received from First Pacific all such documents, including but not limited to, checks, share certificates, if any, and receipts, which the Trust or its counsel may reasonably request.

     7.13 First Pacific shall have furnished the Trust at the Closing Date with a certificate or certificates of its President and/or Treasurer dated as of said date to the effect that: (a) the Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares to be issued in the Reorganization, except in the ordinary course of business; (b) the Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Acquired Fund acquired in the Reorganization, except for dispositions made in the ordinary course of business or transfers described in Section 368(a)(2)(C) of the Code; and (c) following the Closing, the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund's assets in a business.

     7.14 First Pacific Recordkeeping, in its capacity as transfer agent for the Acquiring Fund, shall issue and deliver to the President of the Trust a confirmation statement evidencing the Acquiring Fund Shares to be credited at the Closing Date or provide evidence satisfactory to the Trust that the Acquiring Fund Shares have been credited to the accounts of each of the Acquired Fund Shareholders on the books of the Acquiring Fund, in each case certified by the President of the Acquiring Fund.

     7.15 At the Closing Date, the registration of First Pacific with the SEC as an investment company under the 1940 Act will be in full force and effect.

     7.16 The Trust shall have received from First Pacific an undertaking to limit the expenses of the Acquiring Fund to eighty-five basis points (.85%) annually for each of the two years following the Closing Date.

     7.17 Two individuals, either Trustees of the Trust as of the date of this Agreement, or other persons acceptable to the Trust and to First Pacific, shall have been elected to the Board of Directors of First Pacific.

     7.18 First Pacific shall have provided for the continuation of the directors and officers professional liability insurance for the Trustees and officers of the Trust as of the date of this Agreement for each of the three years following the Closing Date.


8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF FIRST PACIFIC AND THE
ACQUIRING FUND

     The obligations of First Pacific and the Acquiring Fund hereunder shall be subject to the following conditions precedent:

     8.1 This Agreement, the transactions contemplated by this Agreement, and the termination of the Acquired Fund as a sub-trust of the Trust described in
Section 6.2 hereof shall have been approved by the Board of Trustees of the Trust and the Acquired Fund Shareholders in the manner required by the Trust's Declaration of Trust and By-Laws and applicable law.

     8.2 The Trust shall have furnished First Pacific with the Statement of Assets and Liabilities of the Acquired Fund, with values determined as provided in Section 2 hereof, with their respective dates of acquisition and tax costs, all as of the Closing Date, reviewed by Tait, Weller & Baker and certified on the Trust's behalf by its Treasurer or Assistant Treasurer.

     8.3 As of the Closing Date, there shall have been no material adverse change in the financial position, assets, or liabilities of the Acquired Fund since the dates of the financial statements referred to in Section 4.6 hereof. For purposes of this Section 8.3, a decline in the value of the Acquired Fund Net Assets due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

     8.4 All representations and warranties of the Trust and the Acquired Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

     8.5 The Trust shall have performed and complied in all material respects with each of its obligations, agreements, and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

     8.6 The Trust shall have furnished First Pacific at the Closing Date with a certificate or certificates of its President and/or Treasurer, dated as of the Closing Date, to the effect that the conditions precedent set forth in Sections 8.1, 8.3, 8.4, 8.5, 8.13, 8.15 hereof have been fulfilled.

     8.7  The Trust shall have duly executed and delivered to First Pacific
(a) bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as First Pacific may deem necessary or desirable to transfer all of the Acquired Fund's right, title, and interest in and to the Acquired Fund Net Assets; and (b) all such other documents, including but not limited to, checks, share certificates, if any, and receipts, which First Pacific may reasonably request. Such assets of the Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

     8.8 First Pacific shall have received an opinion or opinions of counsel to the Trust, in form reasonably satisfactory to First Pacific, and dated as of the Closing Date, to the effect that: (a) the Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (b) the shares of the Acquired Fund issued and outstanding at the Closing Date are duly authorized, validly issued, fully paid and non-assessable by the Trust; (c) this Agreement and the Transfer Documents have been duly authorized, executed, and delivered by the Trust and represent valid and binding contracts of the Trust, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification nor with respect to provisions of this Agreement intended to limit liability for particular matters to the Acquired Fund and its assets; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-laws of the Trust or any material agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound;
(e) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required under state securities laws, rules, and regulations; and (f) the Trust is registered as an investment company under the 1940 Act and such registration with the SEC as an investment company under the 1940 Act is in full force and effect. Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Trust and the Acquired
Fund with certain officers of the Trust and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to the Trust and the Acquired Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to the Trust or the Acquired
Fund contained or incorporated by reference in the Form N-14 Registration Statement; (c) may rely upon the opinion of other counsel to the extent set forth in the opinion, provided such other counsel is reasonably acceptable to First Pacific; and (d) shall state that such opinion is solely for the benefit of First Pacific.

     8.9 First Pacific shall have received an opinion of counsel to First Pacific, addressed to the Funds and in form reasonably satisfactory to them, and dated as of the Closing Date, to the effect that for federal income tax purposes: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of said Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code; (b) in accordance with Section 361(a), Section 361(c)(1), and Section 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of such transactions; (c) in accordance with Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of such transactions; (d) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the Acquired Fund Shareholders on the distribution to them by the Acquired Fund of Acquiring Fund Shares in exchange for their shares of the Acquired Fund; (e) in accordance with Section 358(a)(1) of the Code, the basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder will be the same as the basis of the Acquired Fund Shareholder's shares immediately prior to the transaction; (f) in accordance with Section 362(b) of the Code, the basis to the Acquiring Fund of the assets of the Acquired Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transaction; (g) in accordance with Section 1223(l) of the Code, a shareholder's holding period for Acquiring Fund Shares will be determined by including the period for which the shareholder held Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as a capital asset; (h) in accordance with Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to the assets transferred by the Acquired Fund will include the period for which such assets were held by the Acquired Fund; (i) subject to the conditions and limitations specified in Section 381, 382, 383, and 384 of the Code, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code. No opinion will be provided, however, as to whether any accrued market discount will be required to be recognized as ordinary income by the Acquired Fund in accordance with Section 1276 of the Code.

     8.10 The property and assets to be transferred to the Acquiring Fund under this Agreement shall include no assets which the Acquiring Fund may not properly acquire.

     8.11 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Funds, contemplated by the SEC.

     8.12 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to First Pacific or another person approved by the parties, containing assurance reasonably satisfactory to them that all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement have been obtained.

     8.13 No action, suit, or other proceedings shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.14 The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.15 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income (which term shall be deemed to include its net tax exempt income), if any, for each taxable period or year ending prior to the Closing Date and for the periods from the end of each such taxable period or year to and including the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in each taxable period or year ending prior to the Closing Date and in the periods from the end of each such taxable period or year to and including the Closing Date.

     8.16 The Trust shall have furnished First Pacific at the Closing Date with a certificate or certificates of its President and/or Treasurer dated as of said date to the effect that: (a) The fair market value of the Acquiring
Fund Shares received by each Acquired Fund shareholder will approximately equal the fair market value of the Acquired Fund Shares surrendered in the exchange; (b) to the best of the knowledge of the officers and trustees of the Trust, after reasonable inquiry, there is no plan or intention by the stockholders who own 5% or more of Acquired Fund, and to the best of the knowledge and belief of the officers and trustees of the Trust, there is no plan or intention on the part of the remaining stockholders of Acquired
Fund to sell or dispose any of the Acquiring Fund Shares to be received by them in the transaction that would reduce Acquired Fund shareholders' ownership of Acquiring Fund Shares to a number of shares having a value, as of the date of the transaction, of less than 50 percent of the value of all of the formerly outstanding Acquired Fund Shares as of the same date.
For purposes of this representation, Acquired Fund Shares exchanged for cash or other property, surrendered by dissenters, if any, or exchanged for cash in lieu of fractional shares of Acquiring Fund will be treated as outstanding Acquired Fund Shares on the date of the transaction.
Moreover, Acquired Fund Shares and Acquiring Fund Shares held by Acquired
Fund shareholders and otherwise sold, redeemed, or disposed of prior or subsequent to the transaction will be considered in making this representation (except for shares which are redeemed at the demand of the shareholders in the ordinary course of business as required by
Section 22(e) of the 1940 Act); (b) Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Acquired Fund immediately before the transaction. For purposes of this representation, amounts used by Acquired Fund to pay its reorganization expenses, amounts paid by Acquired Fund to shareholders who receive cash or other property, and all redemptions and distributions (except for redemptions pursuant to a demand of a shareholder in the ordinary course of Acquired Fund's business as required by Section 22(e) of the 1940 Act, and regular, normal dividends of net investment income and net capital gains) made by Acquired Fund immediately preceding the transfer will be included as assets of Acquired Fund held immediately prior to the transaction; (c) Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives pursuant to the transaction; (d) the liabilities of Acquired
Fund assumed by Acquiring Fund, if any, and any liabilities to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business as a regulated investment company; (e) prior to the Reorganization, Acquiring Fund has not disposed of and/or acquired assets in order to satisfy the investment objectives of Acquiring
Fund or for any other reason or otherwise change its historic investment policies except for acquisitions and dispositions made in the ordinary course of business as a regulated investment company; (f) FP Advisers and Leahi will share the expenses incurred in connection with the transaction by the Acquiring Fund and the Acquired Fund, and the shareholders of Acquired Fund will pay their respective expenses, if any, incurred in connection with the transaction; (g) there is no intercorporate indebtedness existing between Acquiring Fund and Acquired Fund that was issued, acquired, or will be settled at a discount; (h) Acquiring Fund satisfies the requirements applicable to regulated investment companies under section 851 of the Code, and, therefore, satisfies the requirements of section 368(a)(2)(F)(i) and
(ii); (i) the fair market value of the assets of Acquired Fund transferred to Acquiring Fund will equal or exceed the sum of the liabilities assumed by Acquiring Fund, plus the amount of liabilities, if any, to which the transferred assets are subject; (j) Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of section 368(a)(3)(A); (k) Acquiring Fund has elected to be taxed as RICs under section 851 and, for all their taxable periods, (including the last short taxable period ending on the date of the transaction for Acquired Fund) has qualified for the special tax treatment afforded RICs under the Code;
(l) Acquired Fund has no earnings and profits accumulated in any taxable year to which the provisions of subchapter M of the Code (or the corresponding provisions of prior law) did not apply; (m) Acquired Fund has satisfied all federal, state and local tax liabilities for all tax periods, including federal income and excise taxes, and has not filed a federal Section 6662 (formerly Section 6661) Disclosure Statement with respect to any return.

     8.17 Fund/Plan Services, Inc., in its capacity as transfer agent for the Acquired Fund, shall have furnished to First Pacific immediately prior to the Closing Date a list of the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder as of the close of regular trading on the NYSE on the Closing Date, certified on behalf of the Acquired Fund by the Trust's President.

     8.18 At the Closing Date, the registration of the Trust with the SEC as an investment company under the 1940 Act shall be in full force and effect.


9.   FINDER'S FEES AND OTHER EXPENSES

     9.1 Each Fund represents and warrants to the other that there is no person or entity entitled to receive any finder's fees or other similar fees or commission payments in connection with the transactions provided for herein.

     9.2 FP Advisers and Leahi shall be liable for all expenses incurred by the Funds in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.


10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Funds agree that neither Fund has made any representation, warranty, or covenant not provided in this Agreement and that this Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, arrangements, and undertakings relating to the matters provided for herein.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three (3) years following the Closing Date. In the event of a breach by the Trust or the Acquired Fund of any such representation, warranty, or covenant, the Acquired Fund, until the time of its liquidation and termination, shall be liable to First Pacific and the Acquiring Fund for any such breach.


11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Funds. In addition, either Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

          11.1(a)   a material breach by the other Fund of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

          11.1(b)   a condition precedent to the obligations of either Fund
has not been met and which reasonably appears will not or cannot be met.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of either Fund, the Trust, or First Pacific, or their respective Boards of Directors/Trustees or officers, but all expenses incidental to the preparation and carrying out of this Agreement shall be paid as provided in Section 9.2 hereof.


12.   INDEMNIFICATION

     12.1 The Acquiring Fund shall indemnify, defend, and hold harmless the Acquired Fund, the Trust, its Board of Trustees, officers, employees, accountants, counsel, independent contractors, and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits, or proceedings, whether or not resulting in any liability to such Acquired Fund
Indemnified Parties and including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit, or proceeding, or threatened third party claim, suit, action, or proceeding, made with the consent of the Acquiring Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC, or any application prepared by the Acquiring Fund with any state regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Acquiring Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about the Acquiring Fund or the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

     12.2 The Acquired Fund, shall indemnify, defend, and hold harmless the Acquiring Fund, First Pacific, its Board of Directors, officers, employees, accountants, counsel, independent contractors, and agents (collectively "Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits, or proceedings, whether or not resulting in any liability to such Acquiring Fund
Indemnified Parties and including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action, or proceeding, made with the consent of the Acquired Fund (if it still exists) or the Trust, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that the Acquired Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about the Acquired Fund or about the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

     12.3 A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by one or more of the indemnified parties of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 12, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 12. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this Section 12, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

     Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Section 12 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expense.

     12.4 This Section 12 shall survive the termination of this Agreement and for a period of three (3) years following the Closing Date.


13.  LIABILITY OF FIRST PACIFIC AND THE TRUST

     13.1 Each party acknowledges and agrees that all obligations of First Pacific under this Agreement are binding only with respect to the Acquiring Fund; that any liability of First Pacific under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; and that no other portfolio or series of First Pacific shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

     13.2 Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; and that no other portfolio or series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.


14.  AMENDMENTS

     This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of First Pacific and the Trust; provided, however, that following the Special Meeting of Acquired Fund Shareholders called by the Board of Trustees of the Trust pursuant to Section 6.2 hereof, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


15.  NOTICES

     Any notice, report, statement, or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice or communication at the following address or such other address as may hereafter be furnished in writing by notice similarly given by one party to the other.

If to the Acquired Fund:

Leahi Investment Trust
c/o Leahi Management Company, Inc.
210 Ward Avenue
Suite 129
Honolulu, Hawaii  96814
Attention:  Ronald E. Kent

with copies to:

W. Lee H. Dunham, Esq.
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts  02109

If to the Acquiring Fund:

First Pacific Mutual Fund, Inc.
2756 Woodlawn Drive
#6-201
Honolulu, Hawaii  96822
Attention:  Terrence Lee

with copies to:

Audrey C. Talley, Esq.
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, Pennsylvania  19103


16.  FAILURE TO ENFORCE

     The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof as the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.


17.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     17.1 The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     17.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     17.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

     17.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     17.5 It is expressly understood and agreed that the obligations of the Trust and First Pacific under this Agreement, including but not limited to any liability as a result of the breach of any of their respective representations and warranties, are not binding on their respective Board of Directors/Trustees, shareholders, nominees, officers, agents, or employees individually, but bind only the respective assets of the Acquiring Fund and the Acquired Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President and its seal to be affixed thereto and attested by its Secretary.

Attest: FIRST PACIFIC MUTUAL FUND, INC., on behalf of First Hawaii Municipal Bond Fund, a separate series of First Pacific Mutual Fund, Inc.

\s\ Louis D'Avanzo
                              By:  \s\  Terrence Lee


Attest: LEAHI INVESTMENT TRUST, on behalf of Leahi Tax-Free Income Trust, a separate series of Leahi Investment Trust

\s\ Jean Chun
                              By:  \s\ Ronald E. Kent



PERFORMANCE OVERVIEW                                              EXHIBIT B

                   First Hawaii Municipal Bond Fund vs.
                          Lehman Muni Bond Index

            Comparison of Change in Value of $10,000 Investment

The following table including average annual total return information was presented as a graph.

                      9/1989   9/1990   9/1991   9/1992   9/1993   9/1994   9/1995  9/1996

First Hawaii          10,815   11,233   12,593   13,873   15,415   15,079   16,349  17,628
Municipal Bond Fund

Lehman Muni           10,717   11,426   12,848   14,015   15,707   15,442   16,999  18,303
Bond Index


Average Annual Total Return

1 Year       5.62%
5 Years      6.52%
Inception    7.20%


The graph above compares the increase in value of a $10,000 investment in the First Hawaii Municipal Bond Fund with the performance of the Lehman Muni Bond Index. The objective of the graph is to permit you to compare the performance of the Fund with the current market and to give perspective to market conditions and investment strategies and techniques pursued by the investment manager that materially affected the performance of the Fund.
The Lehman Muni Bond Index reflects reinvestment of dividends but not the expenses of the Fund. Past performance is not indicative of future results.


                     First Hawaii Municipal Bond Fund
                           FINANCIAL HIGHLIGHTS

The financial highlights and ratios for the five years ended September 30, 1996 have been selected from the Fund's financial statements, which have been audited by Tait, Weller & Baker, independent certified public accountants, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders for the year ended September 30, 1996. Such financial statement and report are incorporated by reference in this Prospectus/Proxy Statement.



                                                                                         November 23,
                                                                                           1988(a) to
                                  Years ended September 30,                              September 30

                                  1996     1995    1994    1993    1992   1991    1990    1989
Net asset value
  Beginning of year              $10.84   $10.62  $11.48  $10.90  $10.47  $9.92  $10.25  $10.00

Income from investment operations
  Net investment income             .55      .55     .55     .58     .60    .62     .63     .53
  Net gain (loss) on securities
  (both realized and unrealized)    .05      .31    (.80)    .60     .43    .55    (.24)    .25

  Total from investment operations  .60      .86    (.25)   1.18    1.03   1.17     .39     .78

Less distributions
  Dividends from net investment
    income                         (.55)    (.55)   (.55)   (.58)   (.60)  (.62)   (.63)   (.53)
  Distributions from capital gains   -      (.09)   (.06)   (.02)     -      -       -       -
  Distributions from paid-in capital -        -       -       -       -      -     (.09)     -
     Total distributions           (.55)    (.64)   (.61)   (.60)   (.60)  (.62)   (.72)   (.53)

  End of year                    $10.89   $10.84  $10.62  $11.48  $10.90 $10.47   $9.92  $10.25

Total Return                       5.62%    8.42%  (2.18)% 11.11%  10.16% 12.11%   3.87%   8.15%

Ratios/Supplemental Data
  Net assets, end of year
   (in 000's)                    $54,165  $51,131 $52,230 $57,396 $39,291 $25,688 $14,792 $6,619

Ratio of expenses to average net assets
  Before expenses reimbursements    .98%    1.00%    .97%     95%    .95%   1.01%   1.64% 2.22%(b)(c)
  After expense reimbursements      .98%(A)  .97%(A) .95%    .95%    .95%    .91%    .83%  .54%(b)(c)

Ratio of net investment income to average net assets
  Before expense reimbursements    5.03%    5.19%   4.99%   5.21%   5.67%   5.95%   5.35% 4.72(b)(c)
  After expense reimbursements     5.03%    5.22%   5.01%   5.21%   5.67%   6.05%   6.16% 6.40%(b)(c)

Portfolio turnover                15.16%   17.08%  40.22%  27.77%  18.44%   7.28%  46.57% 21.91%


(A) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .95% in 1996 and 1995. Prior to 1995, such reductions were reflected in the expense ratios.
(a) Effective date of Fund's initial registration under the Securities Act of 1933 as amended.
(b)  Annualized.
(c) Excludes taxes and tax reimbursements of 1.15% of average net assets on an annualized basis.



                    LEAHI TAX-FREE INCOME SERIES
                                    of
                          LEAHI INVESTMENT TRUST

            PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


                   PROXY FOR THE MEETING OF SHAREHOLDERS
                        TO BE HELD ON JULY 30, 1997

     The undersigned, revoking all Proxies heretofore given, hereby appoints Ronald Kent or Kim Scoggins or either of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of the Leahi Tax-Free Income Series ("Leahi Fund") of the Leahi Investment Trust ("the Trust") that the undersigned is entitled to vote at the special meeting of shareholders of the Leahi Fund to be held at 10:00 a.m., local time, on Wednesday, July 30, 1997 at the Ward Warehouse, 1350 Ala Moana Boulevard, Second Floor, Kakaako Conference Room,
Honolulu, Hawaii 96814 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

     To approve an Agreement and Plan of Reorganization whereby the First Hawaii Municipal Bond Fund series of First Pacific Mutual Fund, Inc. ("First Hawaii") will acquire all of the assets of Leahi Fund in exchange for Shares of First Hawaii, followed by the liquidation and termination of Leahi Fund and the Trust, as substantially described in the accompanying Prospectus/Proxy Statement.

_________  FOR      _________ AGAINST             _________ ABSTAIN

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE
PROPOSAL.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH
OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
THEREOF.

          NOTE:  PLEASE SIGN EXACTLY AS YOUR
          NAME(S) APPEARS ON THIS CARD.


          Date:__________________________________________________________

          Signature(s):__________________________________________________

          Signature (of joint owner,
          if any):________________________________________________________


NOTE: When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.



































FIRST PACIFIC MUTUAL FUND, INC.                            Prospectus dated
2756 Woodlawn Drive, #6-201                                February 1, 1997
Honolulu, Hawaii  96822





                 FIRST PACIFIC MUTUAL FUND, INC.

     First Pacific Mutual Fund, Inc. (the "Corporation") is a mutual fund, organized as a non-diversified open-end management investment company. In this Prospectus all references to any series of the Corporation will be called the "Fund" unless expressly noted otherwise. The Corporation offers three series of shares. Each Fund's net asset value will fluctuate.

     First Hawaii Municipal Bond Fund ("Bond Fund"). The objective of Bond Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital. The bond fund attempts to achieve its objective by investing primarily in a varied portfolio of investment grade municipal securities which pay interest exempt from federal and Hawaii income taxes.

     First Hawaii Intermediate Municipal Fund ("Intermediate Fund"). The objective of Intermediate Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital. The Intermediate Fund attempts to achieve its objective by investing primarily in a varied portfolio of investment grade municipal securities, with a dollar weighted average portfolio maturity of more than three years but not more than ten years which pay interest exempt from federal and Hawaii income taxes.

     First Pacific Management Corporation (the "Manager") manages each Fund's portfolio of investments.

     There is no sales load imposed at the time of purchase of a Fund's shares. (See "PURCHASING SHARES OF THE FUNDS.") Each Fund has adopted a distribution plan which provides that the Fund may spend up to .25% of its average daily net assets in connection with the distribution of Fund shares.

     This Prospectus sets forth the information about the Funds that a prospective investor should know before investing in a Fund. Please read and retain this Prospectus for future reference.

                      _____________________

     A Statement of Additional Information, dated February 1, 1997, containing additional information about the Funds has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (808) 988-8088.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                        TABLE OF CONTENTS


                                                                    PAGE

FUND EXPENSE TABLE..................................................   3

FINANCIAL HIGHLIGHTS................................................   5

PROSPECTUS SUMMARY..................................................   7

INVESTMENT OBJECTIVES AND POLICIES..................................   9

MUNICIPAL SECURITIES................................................   9

INVESTMENT PRACTICES................................................  11

PURCHASING SHARES OF THE FUNDS......................................  12

DISTRIBUTIONS FROM THE FUNDS........................................  13

REDEMPTION OF SHARES................................................  13

NET ASSET VALUE.....................................................  15

TAX STATUS..........................................................  15

OFFICERS AND DIRECTORS..............................................  17

INVESTMENT MANAGER..................................................  17

CUSTODIAN  .........................................................  18

THE DISTRIBUTION PLAN...............................................  18

ALLOCATION OF BROKERAGE TRANSACTIONS................................  19

SHAREHOLDER SERVICES AND REPORTS....................................  19

GENERAL INFORMATION AND HISTORY.....................................  20



            FIRST HAWAII MUNICIPAL BOND FUND EXPENSES

     The following table illustrates all expenses and fees that a shareholder of the Bond Fund will incur. Additional transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf.

Shareholder Transaction Expenses
Sales Load Imposed on Purchases.....................................   NONE
Sales Load Imposed on Reinvested Dividends..........................   NONE
Contingent Deferred Sales Load......................................   NONE
Redemption Fees.....................................................   NONE
Exchange Fees.......................................................   NONE


Annual Operating Expenses
 (as a percentage of average net assets)
Management Expenses.................................................  .50%
Shareholder Servicing Costs........................................   .10
12b-1 Fees After Waiver............................................   .11  <F1>
Other Expenses.....................................................   .27
     Total Operating Costs After Waiver...........................    .98% <F2>

<F1>
The Fund's 12b-1 Plan provides that the Fund may incur costs not to exceed
 .25% per annum of the Fund's average net assets for the distribution of Fund shares. The Distributor has waived a portion of the Bond Fund's fees during the year ended 09/30/96. Such waivers may cease at anytime.
<F2>
Includes .03% custodian fees reduced through custodian arrangements.


     The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Bond Fund will bear directly
or indirectly.   Absent the fee waiver, 12b-1 fees could have been up to
 .25% per annum and total operating costs after waiver could have been up to 1.12% per annum of the Bond Fund's average net assets. The expenses set forth above are based on actual amounts for the most recent fiscal year. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.


     The following example illustrates the expenses that you would pay on $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Bond Fund charges no redemption fees of any kind.

          1 year         3 years        5 years        10 years
           $10             $31            $54            $120


This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.



           FIRST HAWAII INTERMEDIATE MUNICIPAL FUND EXPENSES

     The following table illustrates all expenses and fees that a shareholder of the Intermediate Fund will incur. Additional transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf.

Shareholder Transaction Expenses
Sales Load Imposed on Purchases....................................   NONE
Sales Load Imposed on Reinvested Dividends.........................   NONE
Contingent Deferred Sales Load.....................................   NONE
Redemption Fees....................................................   NONE
Exchange Fees.......................................................  NONE

Annual Operating Expenses
 (as a percentage of average net assets)
Management Expenses..............................................   .50%
Shareholder Servicing Costs .....................................   .10
12b-1 Fees After Waiver..........................................   .08 <F3>
Other Expenses...................................................   .16
     Total Operating Costs After Waiver............................ .84%

<F3>
The Fund's 12b-1 Plan provides that the Fund may incur costs not to exceed
 .25% per annum of the Fund's average net assets for the distribution of Fund shares. The Distributor has waived a portion of the Intermediate Fund's fees during the period ending 09/30/96. Such waivers may cease at any time.



     The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Intermediate Fund will bear directly or indirectly. Absent the fee waiver, 12b-1 fees could have been up to .25% per annum and total operating costs could have been up to 1.01% per annum of the Intermediate Fund's average net assets. The expenses set forth above are based on actual amounts for the most recent fiscal year. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.

     The following example illustrates the expenses that you would pay on $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Intermediate Fund charges no redemption fees of any kind.

      1 year         3 years         5 years        10 years
        $9             $27             $47            $104


This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.



                         First Hawaii Municipal Bond Fund
                               FINANCIAL HIGHLIGHTS

The financial highlights and ratios for the periods presented have been selected from the Fund's financial statements, which have been examined by Tait, Weller & Baker, independent certified public accountants, whose unqualified report thereon appears on the Fund's Annual Report to Shareholders for the year ended September 30, 1996. Such Financial statement and report are incorporated by reference in this Prospectus.




                                       Years ended September 30,
                                        1996      1995      1994      1993
Net asset value
  Beginning of year                    $10.84    $10.62    $11.48    $10.90

Income from investment operations
  Net investment income                   .55       .55       .55       .58
  Net gain (loss) on securities
    (both realized and unrealized)        .05       .31      (.80)     . 60

    Total from investment operations      .60       .86      (.25)     1.18

Less distributions
   Dividend from net investment income   (.55)     (.55)     (.55)     (.58)
   Distributions from capital gains        -       (.09)     (.06)     (.02)
   Distributions from paid-in capital      -         -         -         -
     Total distributions                 (.55)     (.64)     (.61)     (.60)

      End of year                      $10.89    $10.84    $10.62    $11.48

Total return                             5.62%     8.42%    (2.18)%   11.11%

Ratios/Supplemental Data
  Net assets, end of year (in 000's)   $54,165   $51,131   $52,230   $57,396

  Ratio of expenses to average net assets
     Before expense reimbursements        .98%(A)  1.00%      .97%      .95%
     After expense reimbursements         .98%(A)   .97%      .95%      .95%

  Ratio of net investment income
      to average net assets
     Before expense reimbursements       5.03%     5.19%     4.99%     5.21%
     After expense reimbursements        5.03%     5.22%     5.01%     5.21%

Portfolio turnover                      15.16%    17.08%    40.22%    27.77%

                                                                   November 23,
                                                                   1988 (a) to
                                        Years ended September 30,  September 30,
                                        1992      1991      1990      1989
Net Asset Value
  Beginning of year                    $10.47    $ 9.92    $10.25    $10.00

Income from investment operations
  Net investment income                   .60       .62       .63       .53
  Net gain (loss) on securities
    (both realized and unrealized)        .43       .55      (.24       .25

    Total from investment operations     1.03      1.17       .39       .78

Less Distributions
  Dividend from net investment income    (.60)     (.62)     (.63)     (.53)
  Distributions from capital gains         -         -         -         -
  Distributions from paid-in capital       -         -       (.09)       -
       Total Distributions               (.60)     (.62)     (.72)     (.53)

End of year                            $10.90    $10.47     $9.92    $10.25

Total Return                            10.16%    12.11%     3.87%     8.15%

Ratios/Supplemental Data
  Net assets, end of year (in 000's)   $39,291   $25,688   $14,792   $6,619

Ratio of expenses to average net assets
  Before expense reimbursements           .95%     1.01%     1.64%  2.22%(b)(c)
  After expense reimbursements            .95%      .91%      .83%   .54%(b)(c)

Ratio of net investment income to average net assets
  Before expense reimbursements          5.67%     5.95%     5.35%  4.72%(b)(c)
  After expense reimbursements           5.67%     6.05%     6.16%  6.40%(b)(c)

Portfolio turnover                      18.44%     7.28%    46.57%   21.91%


(A) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .95% in 1996 and 1995. Prior to 1995, such reductions were reflected in the expense ratios.
(a) Effective date of the Fund's initial registration under the Securities Act of 1933 as amended.
(b)   Annualized.
(c) Excludes taxes and tax reimbursements of 1.15% of average net assets on an annualized basis.




             First Hawaii Intermediate Municipal Fund
                       FINANCIAL HIGHLIGHTS

The financial highlights and ratios for the period presented have been selected from the Fund's financial statements, which have been examined by Tait, Weller & Baker, independent certified public accountants, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders for the year ended September 30, 1996. Such Financial statement and report are incorporated by reference in this Prospectus.


                                                       Period
                                                    July 5, 1994*
                                                         to
                         Years ended September 30,   September 30,
                                     1996     1995     1994

Net asset value
  Beginning of year                  $5.14    $4.99    $5.00

Income from investment operations
  Net investment income                .22      .23      .05
    Net gain (loss) on securities     (.02)     .15     (.01)
       (unrealized)

  Total from investment operations     .20      .38      .04


Less distributions
 Dividends from net investment income (.22)    (.23)    (.05)

        End of period                $5.12    $5.14    $4.99

Total return                          3.95%    7.86%     .72%

Ratios/Supplemental Data
  Net assets, end of year           $6,624    $4,760   $2,447
        (in 000's)

    Ratio of expenses to average net assets
      Before expense reimbursements   1.50%    1.90%    4.98%(a)
      After expense reimbursements     .84%(b)  .66%(b)    0%(a)

    Ratio of net investment income to average net assets
      Before expense reimbursements   3.66%    3.39%     .12%(a)
      After expense reimbursements    4.32%    4.63%    4.60%(a)

Portfolio turnover                   17.76%   10.04%       0%

*Commencement of operations

(a) Annualized.
(b) Ratios of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .75% and .64% for 1996 and 1995 respectively. Prior to 1995, such reductions were reflected in the expense ratios.


                          PERFORMANCE

    From time to time each Fund may advertise its total return and yield. The "total return" of a Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods or for the life of a Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and a deduction of all nonrecurring charges deducted at the end of each period. Aggregate total return may also be presented for various periods; such return represents the cumulative change in value of an investment in each Fund for the specific period (reflecting changes in Fund share prices and assuming reinvestment of dividends and distributions). Total return may be quoted with or without giving effect to any voluntary expense limitations in effect for each Fund during the relevant period. The "yield" of each Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement (using the average number of shares entitled to receive dividends) by the maximum offering price per share on the last day of the period. The calculation includes among expenses of a Fund, for the purpose of determining net investment income, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Further information about the performance of a Fund is contained in each Fund's annual report to shareholders, which may be obtained without charge.

                        PROSPECTUS SUMMARY

Offering Price, Charge
and Minimum Purchase     The minimum initial investment is $1,000
                         with a $100 minimum for subsequent
                         investments; less in certain circumstances.
                         Shares are sold at net asset value.  See
                         "PURCHASING SHARES OF THE FUNDS."


Investment Objective
and Policies             Each Fund seeks to provide a high level of
                         current income exempt from federal and
                         Hawaii state income taxes, consistent with preservation of capital. There is no assurance that this objective will be achieved. Each Fund will invest primarily in a varied portfolio of investment grade
                         Hawaii municipal securities.  The
                         Intermediate Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with an average portfolio maturity of more than three years but not more than ten years. Each Fund will primarily invest in municipal securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States. Municipal securities include municipal bonds, as well as shorter term municipal notes, municipal leases, zero coupon bonds, pre-refunded bonds, and tax exempt commercial paper. Individual bonds could range in maturity from three months to forty years. The net asset value per share may increase or decrease depending on changes in interest rates and other factors affecting the municipal credit markets. Each Fund will not invest more than 10% in lower rated municipal securities. See "INVESTMENT OBJECTIVES AND
                         POLICIES."

Risks and                Subject to certain limitations, each Fund may
Investment Practices     lend its portfolio securities, and enter into
                         when-issued or delayed delivery transactions.
                         These investments entail certain risks. Tax-exempt securities may be adversely affected by local political and economic conditions and developments within the State which adversely affect issuers of such tax-exempt securities.
                         Adverse conditions in the State of Hawaii's significant industries could have a correspondingly adverse effect on specific issuers within the State or on anticipated revenue of the State. In the event of the bankruptcy of a borrower of Fund portfolio securities, the Fund could experience delays in recovering either the securities loaned or its cash. To the extent that the value of the securities loaned has increased or the value of the collateral held by a Fund has decreased, the Fund could experience a loss. When the time comes to receive and pay for a when-issued security, the security may have a value greater or less than a Fund's fixed payment obligation. See "MUNICIPAL SECURITIES" and
                         "INVESTMENT PRACTICES."

Investment Manager       First Pacific Management Corporation is
                         each Fund's Investment Manager.  The
                         Investment Manager was organized in 1988.
                         The annual management fee for each Fund is .50% of average daily net assets. The
                         Manager also provides each Fund with
                         certain shareholder services for an annual fee of .10% of average daily net assets.


Distributions from       Distributions from net investment income
the Fund                 are declared daily and paid monthly.
                         Capital gains, if any, are distributed
                         annually.  See "DISTRIBUTIONS FROM THE
                         FUNDS."

Redemption               Shares may be redeemed at net asset value next
                         determined. Each Fund may require involuntary redemption of shares if the value of an account is less than $500. See "REDEMPTION OF SHARES."

Distribution Plan        Each Fund and its shareholders have adopted
                         a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 which provides that the Fund may spend up to .25% of its average daily net assets in connection with the Fund's activities as a distributor of its shares. See "THE
                         DISTRIBUTION PLAN."

Transfer Agent           First Pacific Recordkeeping, Inc.  See
                         "SHAREHOLDER SERVICES AND REPORTS."


            The above is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.


                INVESTMENT OBJECTIVES AND POLICIES

    Each Fund's investment objective is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital. There can be no assurance that a Fund will achieve its investment objective, which may be changed only with shareholder approval. The Intermediate Fund invests primarily in a portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. Generally speaking, intermediate bonds have less market fluctuation than long term bonds. However, intermediate bonds may have lower yields due to their shorter maturity. There is, of course, no assurance that the Fund's objective will be achieved.

    Each Fund will generally invest its assets in a varied portfolio of investment grade municipal securities which are general obligation and revenue bonds and notes issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is exempt from federal and Hawaii state income taxes. In normal circumstances up to 100%, but not less than 80%, of a Fund's net assets will be invested in the foregoing types of municipal securities. The foregoing is a fundamental policy and cannot be changed without shareholder approval. Each Fund may invest up to 10% of its assets in bonds rated BB or Ba grade municipal securities. The lowest quality municipals in which each Fund will invest are those rated BB by S&P, Ba by Moody's or which are unrated, but judged by the Investment Manager to be of equivalent quality. (See "MUNICIPAL SECURITIES-Investment Grade Municipal Securities and Lower Grade Municipal Securities" below.)

    When the Investment Manager determines during periods of adverse market conditions including when Hawaiian tax exempt securities are unavailable, each Fund may invest up to 20% of the value of its net assets for temporary defensive purposes in money market instruments the interest of which may be subject to federal, state or local income tax.

                       MUNICIPAL SECURITIES
General
    Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular Federal income tax.
    The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are usually payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue bonds, the credit quality of which is normally directly related to the credit standing of the industrial user involved.
    There are, in addition, a variety of hybrid and special types of municipal securities, including variable rate securities, municipal notes and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuations in values of the instruments. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Some municipal securities may not be backed by the faith, credit and taxing power of the issuer. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. Pre-refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium and interest on the bonds to their maturity date or to a specific call date. A more detailed description of the types of municipal securities in which each Fund may invest is included in the Statement of Additional Information.
    From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on income derived from municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected. The Tax Reform Act of 1986 also limits the types and amounts of securities eligible to pay tax exempt interest, which may restrict the range of tax exempt securities available for investment by the Fund.

Investment Grade Municipal Securities

    Each Fund will invest its assets primarily (up to 100% but not less than 90%), in securities which, at the time of purchase, are either rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB); or if unrated, are judged by the Investment Manager to be of comparable quality to such rated securities. Bonds which are rated Baa or BBB are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Although each Fund will invest primarily in investment grade municipal securities, from time to time each Fund may also invest in medium grade municipal securities and in lower grade municipal securities. The Investment Manager attributes to medium and lower quality obligations the same general characteristics as do rating services such as Standard & Poor's and Moody's.

Lower Grade Municipal Securities
    Municipal securities which are in lower grade categories generally offer a higher current yield than is offered by municipal securities which are in the higher grade categories, but they also generally involve greater price volatility and greater credit and market risk. Lower grade municipal securities, including BB and Ba, are generally regarded as having predominantly speculative capacity to pay interest and repay principal in accordance with their terms. A more detailed description of the risks of investing in such municipal securities is set forth in the Statement of Additional Information.

Certain Considerations Regarding Hawaii Securities
    The ability of each Fund to meet its objective is affected by the ability of municipal issuers to meet their payment obligations. There are additional risks associated with an investment which invests primarily in issues of one state. Since each Fund invests primarily in obligations of issuers located in Hawaii, the marketability, and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, and vote initiatives.

    The Hawaiian economy is concentrated in tourism, agriculture, construction and military operations. Tourism is Hawaii's largest economic sector. 1996 marked the stabilization of the Hawaii visitor industry following the 1991-1993 slump. With visitor arrivals on a record-setting pace, statewide occupancies reaching pre-slump levels and average daily room rates continuing to make up for ground lost during the slump, the Hawaii tourism industry appears well on the way to recovery. Agriculture, dominated by the Hawaiian pineapple and sugar trade, has faced increased foreign competition. Agricultural production has become somewhat more diversified and includes cattle, poultry, vegetables, coffee, flowers and other nursery products.

    Governmental activities, including activities usually administered on a municipal or county level such as public education, are the responsibility of the state. This concentration aggravates an otherwise high level of state debt obligations. The state General Fund has operated either within planned deficits or with ending fund balances since December 1962. Revenue is derived primarily from general excise taxes and individual and corporate income tax.
    Hawaii's county governments may issue government obligation bonds. The counties have preferred to finance capital investment with cash of federal grants. As a result, relatively minimal amounts are charged to the county general obligation debt limit, which restricts local government indebtedness to not more than 15% of net assessed value of real property. In Hawaii, no city or other governmental units may issue bonds.

                       INVESTMENT PRACTICES

"When Issued" and "Delayed Delivery" Transactions
    Each Fund may purchase and sell municipal securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of and makes payment for such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade municipal portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

Other Practices

    The Bond Fund may invest in municipal bonds with a maturity range as long as 40 years. The Bond Fund will seek to invest in municipal bonds of such maturities that, in the judgment of the Fund and the Investment Manager, will provide a high level of current income consistent with liquidity requirements and market conditions.

    Each Fund may borrow amounts up to 5% of its net assets (including reverse repurchase agreements) in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its net assets to secure such borrowing.

    It is possible that a Fund will invest more than 25% of its assets in a particular segment (bonds financing similar projects such as utilities, hospitals or housing finance agencies) of the municipal bond market. Developments affecting a particular segment could have a significant effect on a Fund's performance. (An investment of more than 25% of assets in a particular segment of the municipal bond market differs from an investment (i.e., concentration) of more than 25% of assets in a single industry.) In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk with respect to the bonds in such segment. Such changes could include, but are not limited to, proposed or suggested legislation involving the financing of projects within such segments, declining markets or needs for such projects and shortages or price increases of materials needed for such projects. Each Fund may be subject to greater risk as compared to a fund that does not follow this practice.

    Each Fund intends to invest its assets in a varied portfolio in order to reduce the impact on the Fund of any loss on a particular portfolio security. However, in order to attain economies of scale at relatively low asset size. Each Fund may invest more than 5% of its assets in at least five issuers and may invest as much as 50% of its assets in as few as two issuers. With respect to the remaining 50% of its assets, it may invest no more than 5% in the securities of one issuer. Thus, each Fund's investments may be diversified among fewer issuers than if it were a diversified fund and, if so, the Fund's net asset value may increase or decrease more rapidly than a diversified fund if these securities change in value.

                  PURCHASING SHARES OF THE FUNDS

    The Funds' shares are continuously offered through First Pacific Securities (the "Distributor"), 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822. The Distributor is a wholly owned subsidiary of the Fund's Investment Manager.

    The minimum initial investment to open an account is $1,000, and the minimum subsequent investment is $100. Shares in each Fund may be purchased from the Distributor or from members of the National Association of Securities Dealers who have sales agreements with the Distributor. Direct purchase orders may be made by submitting a check or wiring funds and in the case of a new account, a completed application to the Fund's transfer agent, First Pacific Recordkeeping, Inc. ("Transfer Agent") at the following address: First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii, 96822. For subsequent investments, the stub from the bottom of the shareholder confirmation should be sent along with the check.

    All orders for the purchase of shares are subject to acceptance or rejection by the Corporation or by the Distributor. Direct purchase orders received by the Transfer Agent by 4:00 p.m., New York City time, are confirmed at that day's public offering price. Direct purchase orders received by the Transfer Agent after 4:00 p.m. are confirmed at the public offering price next determined on the following business day. Should an order to purchase shares be canceled because an investor's check does not clear, the investor will be responsible for any resulting losses or fees incurred in that transaction.

    Shares of the Funds may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees, which would not be imposed if shares of the Portfolio were purchased directly from the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund's Distributor.


    Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before 4:00 pm EST, and transmit it to the Fund's Transfer Agent prior to 5:00 pm EST to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Fund is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

    The issuance of shares is recorded on the books of each Fund in full and fractional shares carried to the third decimal place. To avoid additional operating costs, and for investor convenience, share certificates will no longer be issued. Each Fund's shares are offered at the net asset value next computed after the Transfer Agent receives a check and order to purchase from an investor's securities dealer or broker or directly from the investor. There is no sales load imposed on purchases of Fund shares at the time of purchase.
    Investors will be entitled to begin receiving dividends on such shares on the next business day after the Fund receives good funds for such order. It is the responsibility of an investor, or an investor's broker or dealer, to promptly forward payment to the Corporation for shares being purchased.

In-Kind Purchases

    Under certain circumstances, an investor may purchase a Fund's shares by delivering to the Fund securities eligible for the Fund's portfolio. All in-kind purchases are subject to prior approval by the Manager. Prior to sending securities to a Fund with a purchase order, investors must contact the Manager ((808)988-8088) for verbal approval of the in-kind purchase. Acceptance of such securities will be at the discretion of the Manager based on its judgment as to whether, in each case, acceptance of the securities will allow the Fund to acquire the securities at no more than the cost of acquiring them through normal channels. Fund shares purchased in exchange for securities are issued at the net asset value next determined after receipt of securities and the purchase order. Securities accepted for in-kind purchases will be valued in the same manner as portfolio securities, described below under "Net Asset Value," at the value next determined after receipt of the purchase order. Approval by the Manager of in-kind purchases will not delay valuation of the securities accepted for in-kind purchases or fund shares issued in exchange for such securities. The in-kind exchange, for tax purposes, constitutes the sale of one security and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

                   DISTRIBUTIONS FROM THE FUNDS

    Each Fund will declare distributions on a daily basis and will pay such distributions on a monthly basis. Each Fund will also make distributions to investors of its net realized capital gains, if any, annually. The monthly distribution is composed of all or a portion of investment income earned by a Fund, less the Fund's expenses. Capital gains distributions consist of a Fund's realized gain on transactions in securities and in futures and options hedging transactions, net of any realized capital losses, less any carryover capital losses from previous years.
    Each Fund will automatically credit monthly distributions and any annual net long-term capital gain distributions to an investor's account in additional shares of the Fund valued at net asset value, unless an investor elects otherwise to the Fund's transfer agent. This election must be made by writing to the Transfer Agent. If an investor elects to change the method of distribution, such change will be effective only with regard to distributions for which the payment date is seven or more business days after the Transfer Agent has received the request.

                      REDEMPTION OF SHARES
Written Redemption Request
    Investors may redeem shares at any time by mailing a written redemption request in proper form to the Transfer Agent. This request should be sent to First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. The request should indicate the amount to be redeemed, identify the account number and be signed exactly as the shares are registered. If the amount being redeemed is in excess of $50,000, or if proceeds are to be sent to anyone other than the registered shareholder or address of record, signature(s) must be guaranteed by an acceptable financial institution such as a bank, savings and loan association, trust company credit union, broker, dealer, registered securities association and clearing agency. The Manager may waive this requirement under certain circumstances. Investors will receive the net asset value per share next computed after the Transfer Agent receives the redemption request in proper form.

Telephone Redemptions
    Investors who have previously established the telephone redemption privilege may sell shares by calling the Transfer Agent at (808) 988-8088 before 4:00 p.m. Eastern time to request a redemption. Prior to redeeming shares by telephone the "Redemption Instructions" section of either the Account Application or Expedited Telephone Redemption and Exchange Request Form (the "Authorization") must be completed and on file with the Transfer Agent. The signature(s) on the Authorization must be guaranteed by an acceptable financial institution such as a bank, savings and loan association, trust company, credit union, broker, dealer, registered securities association and clearing agency unless the Authorization is completed at the time an account is originally established. A redemption requested by telephone will be processed at the net asset value next determined after receipt of the request. The proceeds would then be made payable to the registered shareowner(s) and mailed to the address registered on the account or wired to a bank, as requested on the Authorization. Investors cannot redeem shares by telephone if stock certificates are held for those shares. In addition, this service is not available with respect to shares purchased by check until 15 days after purchase.
    By utilizing the telephone redemption service, an investor authorizes the Transfer Agent or its agent to act upon the instructions of any person by telephone to redeem shares for any account for which such service has been authorized to the address of record of such account. Each Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction request by telephone. In addition, investors may be required to provide additional telecopied written instructions of such transaction requests. A Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Transfer Agent does not employ these procedures. Neither the Funds nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine. To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the Corporation's address. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. This service may be amended or terminated at any time by the Transfer Agent or the Fund.

General
    Whether shares are redeemed by a Fund or sold through a securities dealer, a check for the proceeds (net of any required tax withholding) ordinarily will be mailed to investors or their dealer as the case may be within five business days after a redemption request or repurchase order and stock certificates (if any) are received in proper form as set forth above. Wire transfers from a Fund of redemption proceeds, in the manner described above, ordinarily will be transmitted to the investor within two business days. If any shares are redeemed or repurchased shortly after purchase, the Funds will not mail the proceeds until checks received for the purchase of shares have cleared, which may take 10 days or more. The proceeds, of course, may be more or less than the cost of the shares.
    The right of redemption by a Fund may be suspended or the date of payment postponed for more than seven days during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), when an emergency exists as defined by rules and regulations of the Securities and Exchange Commission, or during any period when the Securities and Exchange Commission has by order permitted such suspension or postponement.
    Each Fund reserves the right to redeem an investor's account where the account is worth less than $500. Each Fund will advise the shareholder of such intention in writing at least sixty (60) days prior to effecting such redemption, during which time the shareholder may purchase additional shares in an amount necessary to bring the account back to $500. The Funds will not redeem an investor's account which is worth less than $500 solely on account of a market decline.

                         NET ASSET VALUE

    The net asset value per share for each Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of shares outstanding. The net asset value is computed once daily as of 4:00 p.m. Eastern time, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in a Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. Each Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable.
    Fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Directors of the Fund. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost when it is determined by First Pacific's Board of Directors that amortized cost is the fair value of such securities. Other assets are valued at fair value as determined in good faith by the Directors.

                            TAX STATUS
Federal Taxes
    Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In each year a Fund so qualifies and distributes to its shareholders substantially all of its net investment income and net capital gains, if any, in the manner required by the Code, it will not be required to pay federal income taxes, except to the extent that its taxable income is not distributed.
    If, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations exempt from federal income tax ("tax-exempt obligations"), the Fund will be qualified to pay exempt interest dividends to its shareholders to the extent of its tax-exempt interest income (less expenses applicable thereto). Exempt interest dividends may be treated by shareholders as interest excludable from their gross income for federal income tax purposes, but may be taxable distributions for state and local tax purposes. Exempt interest dividends are included, however, in determining what portion, if any, of a person's social security benefits will be includable in gross income subject to federal income tax. Interest with respect to indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent of the exempt interest dividends received from a Fund.
    Distributions of a Fund's taxable income and net short-term capital gains, if any, are taxable to shareholders at ordinary income rates. Distributions of a Fund's net long-term capital gains ("capital gains dividends"), if any, are taxable to shareholders at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Each Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year. Interest on certain "private activity" obligations issued after August 7, 1986 will give rise to an item of tax preference which may cause a shareholder to be subject to (or result in an increased liability under) the alternative minimum tax. Distributions from the Funds will not be eligible for the 70% dividends received deduction for corporations because none of the Funds' net income will arise from dividends on common or preferred stock.
    Redemption or resale of shares of the Funds will be a taxable transaction for federal income tax purposes, and shareholders will recognize gain or loss in an amount equal to the difference between their basis in their shares of the Fund and the amount received. Assuming that such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will generally be long-term if such shareholders have held their shares for more than one year. Any loss on shares held for six months or less will be disallowed to the extent of any exempt interest dividends received with respect to such shares. If such loss is not entirely disallowed, it will be treated as a long-term capital loss to the extent of any capital gains dividends received (or deemed to have been received) with respect to such shares.
    Distributions of a Fund's taxable income and net capital gains, if any, will be taxable as described above, whether received in shares of the Fund or in cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each such share equal to the value thereof on the reinvestment date.
    In order to avoid a 4% excise tax on "spillover dividends," each Fund will be required to distribute by December 31 of each year at least 98% of its net investment income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any required distribution amounts that were not distributed in previous tax years. Dividends that are declared by a Fund in December of any year and that are actually paid before the following February to shareholders of record on a specified date in December will be treated for tax purposes as having been distributed to, and received by, shareholders in December.
    Each Fund is required, in certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) or who are otherwise subject to backup withholding. In addition, each Fund is required, in certain circumstances, to withhold up to 30% of dividends paid to nonresident aliens.

Hawaii Tax Status
    Shareholders of each Fund who are subject to Hawaii income taxes will not be subject to Hawaii income taxes on the Fund's dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code of 1986, which are derived from interest on tax-exempt obligations of the State of Hawaii or any of its political subdivisions or on obligations of the possessions or territories of the United States (such as Puerto Rico, Virgin Islands or Guam) that are exempt from federal income tax or (2) dividends derived from interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority, commission or instrumentality of the United States included in federal adjusted gross income but exempt from state income taxes under the laws of the United States. To the extent that a Fund's distributions are attributable to sources not described in the preceding sentences, such as long or short term capital gains, such distributions will not be exempt from Hawaii income tax.
    Interest on Hawaiian Obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax. This tax applies to banks, building and loan associations, industrial loan companies, financial corporations, and small business investment companies.
    Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the Fund but may be subject to other state and local taxes.
    Each Fund will notify its shareholders within 45 days after the close of the year as to the interest derived from Hawaii obligations and exempt from Hawaii income tax.
    The tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the federal, state, local, foreign and other tax consequences to them of any investment in the Funds, including the effects of any changes, including proposed changes, in the tax laws.

                      OFFICERS AND DIRECTORS

    The officers of the Fund manage its day-to-day operations. The Fund's manager and its officers are subject to the supervision and control of the Board of Directors under the laws of Maryland. A list of the directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the "Statement of Additional Information."

                      INVESTMENT MANAGER

    First Pacific Management Corporation (the "Manager"), 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822, was founded in 1988, organized the Fund in 1988, and acts as its manager. The Manager manages the investment of the assets of each Fund, provides the Fund with investment research and administers the Fund's daily business affairs. The Manager engages in a continuous review and analysis of state and local economic conditions and trends and governmental activities related to the issuance of state and local debt obligations. The Manager provides portfolio research and services. The Manager is responsible for evaluating the portfolio and overseeing its performance. First Pacific Management Corporation provides or pays the cost of certain management, supervisory and administrative services required in the normal operation of the Corporation. This includes investment management and supervision; remuneration of directors, officers and other personnel; rent; and such other items that arise in daily corporate administration. Daily corporate administration includes the coordination and monitoring of any third parties furnishing services to each Fund, providing the necessary office space, equipment and personnel for such Fund business and assisting in the maintenance of the Fund's federal registration statement and other documents required to comply with federal and state law. Not considered normal operating expenses, and therefore payable by each Fund, are organizational expenses, custodian fees, shareholder services and transfer agency fees, taxes, interest, governmental charges and fees, including registration of the Fund and its shares with the Securities and Exchange Commission and the Securities Departments of the various States, brokerage costs, dues, and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Fund, its directors or officers may be subject or a party thereto. As compensation for the services provided by First Pacific Management Corporation, each Fund pays the Manager a fee at the annual rate of .50 of one percent (.50%) of its average daily net assets.

    The Manager may voluntarily reimburse expenses such that it will waive a portion of its fees or reimburse a Fund for its other expenses to the extent required to meet any applicable state expense limitation or to maintain a certain voluntary maximum annual expense ratio for the Fund. Any such expense limitation would reduce the Fund's expenses and increase its yield.

    Certain officers and directors of the Fund are also officers or directors, or both, of First Pacific Management Corporation. Terrence K.H. Lee, President of the Fund and the Manager, owns 68% of the stock of the Manager. The stock of the Manager owned by Mr. Lee and by other stockholders who are not controlling persons is subject to certain agreements providing for rights of first refusal as to such stock.

    Louis F. D'Avanzo is primarily responsible for the day to day management of the Funds. Mr. D'Avanzo has been portfolio manager of the First Hawaii Municipal Bond Fund since August of 1991. Mr. D'Avanzo has been portfolio manager of the First Hawaii Intermediate Municipal Fund since its inception in July of 1994. Mr. D'Avanzo has been employed with First Pacific Management Corporation since July of 1989.

    Since 1995, a moderately expanding economy, modest demands for debt and the expectations of consistent price and unit labor costs have contributed to stable long term interest rates. Given these conditions and expectations, the primary investment strategy of the Bond Fund's investment manager was to purchase high quality twenty year Hawaii municipal bonds. The stability of interest rates, coupled with the strategy of purchasing high quality municipal bonds was the primary factor producing the past year's performance results.

Management Agreement
    Subject to the authority of the Board of Directors of the Corporation, the Manager and the Corporation's officers will supervise and implement each Fund's investment activities. The Manager implements the investment program of the Funds and the composition of its portfolio on a day-to-day basis.

    The current Management Agreement between the Bond Fund and First Pacific Management Corporation was approved on May 14, 1991 and the Management Agreement between the Intermediate Fund and the Manager was approved on July 7, 1994. Each Agreement continues in effect for an initial two-year period and thereafter for successive annual periods, so long as such continuance is specifically approved at least annually by the Board of Directors of the Corporation or by a vote of the majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by a vote of the majority of the directors who are not parties to the Agreements or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval. The Agreement provides that either party may terminate by giving the other not more than sixty days nor less than thirty days written notice. The Agreement will terminate automatically if assigned by either party.


                            CUSTODIAN

    Union Bank of California, N.A. of San Francisco, California is the custodian of the assets of each Fund.

                      THE DISTRIBUTION PLAN

    Each Fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which provides that the Fund may spend up to .25% per year of its average daily net assets in connection with the Fund's activities as a distributor of its shares. The Board of Directors determined that each Distribution Plan is in the best interests of the shareholders. Pursuant to the Distribution Plan, each Fund has entered into a Distribution Agreement with First Pacific Securities (the "Distributor"), to serve as the distributor of each Fund's shares. Under the Distribution Plan, each Fund will pay the Distributor for expenditures which are primarily intended to result in the sale of the respective Fund's shares such as advertising, marketing and distributing the Fund's shares and servicing Fund investors, including payments for reimbursement of and/or compensation to brokers and dealers.
    During the initial term of the Distribution Agreement the amounts payable to the Distributor under the Distribution Plan may not fully reimburse the Distributor for its actual distribution related expenses. The Distributor expects to recover such excess amounts through its normal fees under the Distribution Plan in later years. The Funds are not legally obligated to repay such excess amounts or any interest thereon, or to continue the Distribution Plan for such purpose. Distribution Plan payments are subject to limits under the rules of the National Association of Securities Dealers. The Fund understands that the staff of the Securities and Exchange Commission is continuing its consideration of payments under Rule 12b-1.
    Each Plan provides that the Distributor must submit quarterly reports to the Board of Directors of the Corporation setting forth all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Directors.
    Each Distribution Plan provides that it will continue in full force and effect if ratified at the first meeting of Fund shareholders, and thereafter from year to year so long as such continuance is specifically approved by a vote of the Directors, and also by a vote of the disinterested Directors, cast in person at a meeting called for the purposes of voting on the Distribution Plan. The Distribution Plan for Bond fund was approved by the Fund's shareholders and the Distribution Plan for Intermediate Fund will be submitted to the Fund's initial shareholder(s) for approval. The Distribution Plans may not be amended to increase materially the amount to be spent for the services described therein without approval by a vote of a majority of the outstanding voting shares of the respective Fund, and all material amendments of a Distribution Plan must be approved by the Directors and also by the disinterested Directors. Each Distribution Plan may be terminated at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of the respective Fund. While a Distribution Plan is in effect, selection of the nominees for disinterested directors is committed to the discretion of the disinterested directors.

              ALLOCATION OF BROKERAGE TRANSACTIONS

    In effecting purchases and sales of each Fund's portfolio securities, the Manager and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Manager, the Distributor or dealers participating in the offering of the Fund's shares. In addition, in selecting among firms to handle a particular transaction, subject to best price and execution, the Manager and the Funds may take into account whether the firm has sold or is selling shares of the Funds.

                 SHAREHOLDER SERVICES AND REPORTS

    First Pacific Recordkeeping, Inc., transfer agent for the Fund, performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. The Transfer Agent also provides personal services to shareholders of each Fund pursuant to the Shareholder Services Agreement. Services provided pursuant to this Agreement include telephone and written communications with shareholders pertaining to changing dividend payment options, account designations and addresses, transfers, purchase and redemption transactions and general maintenance of shareholder relations. The Shareholder Service Agreement does not duplicate services provided under the Transfer Agent Agreement, such as maintenance of shareholder accounts and records, or effectuating redemptions, transfers or opening shareholder accounts. Clerical services provided by the Transfer Agent on behalf of the Funds under the Shareholder Services Agreement include personnel as needed, equipment and supplies, to respond to and process the shareholder inquiries. Bookkeeping services provided by the Transfer Agent on behalf of the funds pursuant to this Agreement, are generally limited to records of transactions and expenditures originating with the Transfer Agent in connection with providing supplemental shareholder services and maintaining shareholder relations and communications. As compensation for its clerical, bookkeeping and shareholder services, the Transfer Agent receives a fee, computed daily and payable monthly, at an annualized rate of .10% of the Fund's average daily net assets.
    When an initial investment is made in the Fund, an account will be opened for each investor on the Fund's books and investors will receive a confirmation of the opening of the account. Investors will receive monthly statements giving details of all activity in their account during the month and will also receive a statement whenever an investment or withdrawal is made in or from their account. Information for federal income tax purposes will be provided at the end of the year.
    First Pacific Recordkeeping, Inc. also provides fund accounting services for the Intermediate Fund pursuant to a Fund Accounting Agreement.

                 GENERAL INFORMATION AND HISTORY

    First Pacific Mutual Fund, Inc. was incorporated in Maryland on
July 8, 1988 and has a present authorized capitalization of 100,000,000 shares of $.01 par value common stock, of which, 20,000,000 shares have been allocated to each Fund. All shares have like rights and privileges. Each full and fractional share, when issued and outstanding, has (1) equal voting rights with respect to matters which affect the respective Fund, and (2) equal dividend, distribution and redemption rights to assets of the respective Fund. Shares when issued are fully paid and nonassessable. The Corporation may create other series of stock but will not issue any senior securities. Shareholders do not have pre-emptive or conversion rights. These shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors. The Corporation is not required to hold a meeting of shareholders each year. The Fund intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the Investment Company Act of 1940. Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in Shareholder communication in such matter.
    The Fund may use "First Pacific" in its name so long as First
Pacific Management Corporation or an affiliate thereof, acts as its investment manager.
    This prospectus omits certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. These items may be inspected at the offices of the Commission or obtained from the Commission upon payment of the fee prescribed.
    Shareholder inquiries should be directed to: First Pacific Securities, 2756 Woodlawn Drive #6-201, Honolulu, Hawaii 96822.


INVESTMENT MANAGER
First Pacific Management Corporation
2756 Woodlawn Drive, #6-201
Honolulu, Hawaii  96822

DISTRIBUTOR
First Pacific Securities, Inc.
2756 Woodlawn Drive, #6-201
Honolulu, Hawaii  96822

CUSTODIAN
Union Bank of California, N.A.
475 Sonsome Street, 15th Floor
San Francisco, California 94111

LEGAL COUNSEL TO FUND
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, Pennsylvania  19103-7098

INDEPENDENT AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza, Suite 700
Philadelphia, Pennsylvania  19102

TRANSFER AGENT
First Pacific Recordkeeping, Inc.
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822

LEGAL COUNSEL TO INVESTMENT MANAGER
Goodsill Anderson Quinn & Stifel
1099 Alakea Street, Suite 1800
Alii Place
Honolulu, Hawaii  96813